Exhibit 4.2











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                  INGERSOLL-RAND COMPANY LIMITED, as ISSUER,


                     INGERSOLL-RAND COMPANY, as GUARANTOR

                                      and

                 WELLS FARGO BANK MINNESOTA, N.A., as Trustee

                                 -------------


                                   INDENTURE

                        Dated as of __________ __, 2002

                                --------------


                         Subordinated Debt Securities






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                              TABLE OF CONTENTS

                                                                          Page

RECITALS OF THE COMPANY......................................................1

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..........1

SECTION 101.  Definitions....................................................1

     Act.....................................................................2

     Affiliate...............................................................2

     Authenticating Agent....................................................2

     Board of Directors......................................................2

     Board Resolution........................................................2

     Business Day............................................................2

     Commission..............................................................2

     Common Shares...........................................................3

     Company.................................................................3

     Company Request.........................................................3

     Company Order...........................................................3

     Corporate Trust Office..................................................3

     Defaulted Interest......................................................3

     Designated Guarantor Senior Indebtedness................................3

     Designated Senior Indebtedness..........................................3

     Dollar..................................................................3

     Event of Default........................................................3

     Global Security.........................................................3

     Guarantee...............................................................3

     Guaranteed Securities...................................................4

     Guarantor...............................................................4

     Guarantor Senior Indebtedness...........................................4

     Guarantor Senior Representative.........................................4

     Holder..................................................................4

     Indenture...............................................................4

     Interest................................................................4

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     Interest Payment Date...................................................4

     Judgment Currency.......................................................4

     Maturity................................................................4

     Officer's Certificate...................................................4

     Opinion of Counsel......................................................5

     Original Issue Discount Security........................................5

     Outstanding.............................................................5

     Paying Agent............................................................6

     Person..................................................................6

     Permitted Guarantor Junior Securities...................................6

     Permitted Junior Securities.............................................6

     Place of Payment........................................................6

     Predecessor Security....................................................6

     Process Agent...........................................................6

     Redemption Date.........................................................6

     Redemption Price........................................................6

     Regular Record Date.....................................................6

     Required Currency.......................................................6

     Responsible Officer.....................................................6

     Securities..............................................................7

     Security Register and Security Registrar................................7

     Senior Indebtedness.....................................................7

     Senior Representative...................................................7

     Special Record Date.....................................................7

     Stated Maturity.........................................................7

     Subsidiary..............................................................7

     Trustee.................................................................7

     Trust Indenture Act.....................................................7

     U.S. Depositary.........................................................7

     U.S. Government Obligations.............................................8

     Vice President..........................................................8

SECTION 102.  Compliance Certificates and Opinions...........................8

SECTION 103.   Form of Documents Delivered to Trustee........................9

                                      ii
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SECTION 104.   Acts of Holders...............................................9

SECTION 105.   Notices, Etc., to Trustee, Guarantor and Company.............10

SECTION 106.   Notice to Holders; Waiver....................................10

SECTION 107.   Conflict with Trust Indenture Act............................11

SECTION 108.   Effect of Headings and Table of Contents.....................11

SECTION 109.   Successors and Assigns.......................................11

SECTION 110.   Separability Clause..........................................11

SECTION 111.   Benefits of Indenture........................................11

SECTION 112.   Governing Law................................................11

SECTION 113.   Legal Holidays...............................................11

SECTION 114.   Incorporators, Shareholders, Officers and Directors
               of the Company and the Guarantor Exempt from
               Individual Liability.........................................12

SECTION 115.   Counterparts.................................................12

SECTION 116.   Currency Exchange............................................12

SECTION 117.   Judgment Currency; Consent to Jurisdiction and
               Service......................................................12

ARTICLE TWO SECURITY FORMS..................................................14

SECTION 201.  Forms Generally...............................................14

SECTION 202.  Form of Face of Security......................................14

SECTION 203.  Form of Reverse of Security...................................17

SECTION 204.  Form of Trustee's Certificate of Authentication...............21

SECTION 205.  Securities in Global Form.....................................21

SECTION 206.  Guarantee; Form of Guarantee..................................21

ARTICLE THREE THE SECURITIES................................................23

SECTION 301.  Amount Unlimited; Issuable in Series..........................23

SECTION 302.  Denominations.................................................26

SECTION 303.  Execution, Authentication, Delivery and Dating................26

SECTION 304.  Temporary Securities..........................................27

SECTION 305.  Registration, Registration of Transfer and Exchange...........28

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities..............31

SECTION 307.  Payment of Interest; Interest Rights Preserved................32

SECTION 308.  Persons Deemed Owners.........................................33

SECTION 309.  Cancellation..................................................33

SECTION 310.  Computation of Interest.......................................34

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SECTION 311.  CUSIP Numbers.................................................34

ARTICLE FOUR SATISFACTION AND DISCHARGE.....................................34

SECTION 401.  Satisfaction and Discharge of Indenture.......................34

SECTION 402.  Application of Trust Money....................................36

SECTION 403.  Satisfaction, Discharge and Defeasance of Securities
              if any Series.................................................36

SECTION 404.  Reinstatement.................................................38

SECTION 405.  Effect on Subordination Provisions............................38

ARTICLE FIVE REMEDIES.......................................................39

SECTION 501. Events of Default..............................................39

SECTION 502. Acceleration of Maturity; Rescission and Annulment.............41

SECTION 503. Collection of Indebtedness and Suits for Enforcement...........42

SECTION 504. Trustee May File Proofs of Claim...............................43

SECTION 505. Trustee May Enforce Claims Without Possession of
             Securities.....................................................43

SECTION 506. Application of Money Collected.................................44

SECTION 507. Limitation on Suits............................................44

SECTION 508. Unconditional Right of Holders to Receive Principal,
             Premium and Interest...........................................45

SECTION 509. Restoration of Rights and Remedies.............................45

SECTION 510. Rights and Remedies Cumulative.................................45

SECTION 511. Delay or Omission Not Waiver...................................46

SECTION 512. Control by Holders.............................................46

SECTION 513. Waiver of Past Defaults........................................46

SECTION 514. Undertaking for Costs..........................................47

SECTION 515. Waiver of Stay or Extension Laws...............................47

ARTICLE SIX THE TRUSTEE.....................................................47

SECTION 601. Certain Duties and Responsibilities............................47

SECTION 602. Notice of Defaults.............................................48

SECTION 603. Certain Rights of Trustee......................................49

SECTION 604. Not Responsible for Recitals or Issuance of
             Securities.....................................................50

SECTION 605. May Hold Securities............................................50

SECTION 606. Money Held in Trust............................................50

SECTION 607. Compensation and Reimbursement.................................50

SECTION 608. Disqualification; Conflicting Interests........................51

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SECTION 609. Corporate Trustee Required; Different Trustees
             for Different Series; Eligibility..............................51

SECTION 610. Resignation and Removal; Appointment of
             Successor......................................................52

SECTION 611. Acceptance of Appointment by Successor.........................53

SECTION 612. Merger, Conversion, Consolidation or Succession
             to Business....................................................54

SECTION 613. Preferential Collection of Claims Against the
             Company or the Guarantor.......................................55

SECTION 614.Authenticating Agents...........................................55

ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.............57

SECTION 701. Company to Furnish Trustee Names and Addresses of
             Holders........................................................57

SECTION 702. Preservation of Information; Communications
             to Holders.....................................................57

SECTION 703. Reports by Trustee.............................................58

SECTION 704. Reports by Company.............................................59

ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, SALE OR LEASE..............60

SECTION 801.  Company and Guarantor May Consolidate, Etc., on
              Certain Terms.................................................60

SECTION 802.  [Intentionally Omitted].......................................61

SECTION 803.  Successor Corporation to be Substituted.......................61

SECTION 804.  Opinion of Counsel to be Given to Trustee.....................61

ARTICLE NINE SUPPLEMENTAL INDENTURES........................................62

SECTION 901.  Supplemental Indentures without Consent of
              Holders.......................................................62

SECTION 902.  Supplemental Indentures with Consent of Holders...............63

SECTION 903.  Execution of Supplemental Indentures..........................64

SECTION 904.  Effect of Supplemental Indentures.............................64

SECTION 905.  Conformity with Trust Indenture Act...........................65

SECTION 906.  Reference in Securities to Supplemental Indentures............65

SECTION 907.  Effect on Senior Indebtedness.................................65

ARTICLE TEN COVENANTS.......................................................65

SECTION 1001.  Payment of Principal, Premium and Interest...................65

SECTION 1002.  Maintenance of Office or Agency..............................65

SECTION 1003.  Money for Securities Payments to Be Held in Trust............66

SECTION 1004.  [Intentionally Omitted]......................................68

SECTION 1005.  [Intentionally Omitted]......................................68


                                      v
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SECTION 1006.  Defeasance of Certain Obligations............................68

SECTION 1007.  Statement by Officer as to Default...........................69

SECTION 1008.  Waiver of Certain Covenants..................................69

SECTION 1009.  Calculation of Original Issue Discount.......................70

ARTICLE ELEVEN REDEMPTION OF SECURITIES.....................................70

SECTION 1101.  Applicability of Article.....................................70

SECTION 1102.  Election to Redeem; Notice to Trustee........................70

SECTION 1103.  Selection by Trustee of Securities to Be
               Redeemed.....................................................70

SECTION 1104.  Notice of Redemption.........................................71

SECTION 1105.  Deposit of Redemption Price..................................71

SECTION 1106.  Securities Payable on Redemption Date........................72

SECTION 1107.  Securities Redeemed in Part..................................72

ARTICLE TWELVE SINKING FUNDS................................................72

SECTION 1201.  Applicability of Article.....................................72

SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities........73

SECTION 1203.  Redemption of Securities for Sinking Fund....................73

ARTICLE THIRTEEN GUARANTEE OF GUARANTEED SECURITIES.........................74

SECTION 1301.  Guarantee....................................................74

SECTION 1302.  Execution and Delivery of Guarantees.........................75

SECTION 1303.  Notice to Trustee............................................75

SECTION 1304.  This Article Not to Prevent Events of Default................76

SECTION 1305.  Amendment, Etc...............................................76

SECTION 1306.  Limitation on Liability......................................76

ARTICLE FOURTEEN SUBORDINATED OF SECURITIES ................................76

SECTION 1401.  Agreement to Subordinate.....................................76

SECTION 1402.  Payment Over of Proceeds upon Dissolution, etc...............76

SECTION 1403.  No Payment on Securities in Event of Default on Senior
               Indebtedness.................................................78

SECTION 1404.  Trustee's Relation to Senior Indebtedness....................78

SECTION 1405.  Subrogation to Rights of Holders of Senior
               Indebtedness.................................................78

SECTION 1406.  Provisions Solely To Define Relative Rights..................79

SECTION 1407.  Trustee To Effectuate Subordination..........................79

SECTION 1408.  No Waiver of Subordination Provisions........................80


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SECTION 1409.  Notices to Trustee...........................................80

SECTION 1410.  Reliance on Judicial Order or Certificate of
               Liquidating Agent............................................81

SECTION 1411.  Rights of Trustee as a Holder of Senior
               Indebtedness; Preservation of Trustee's Rights...............81

SECTION 1412.  Article Applicable to Paying Agents..........................82

SECTION 1413.  No Suspension of Remedies....................................82

SECTION 1414.  Other Subordination Provisions...............................82

ARTICLE FIFTEEN SUBORDINATION OF GUARANTEES.................................82

SECTION 1501.  Agreement to Subordinate.....................................83

SECTION 1502.  Payment Over of Proceeds upon Dissolution, etc...............83

SECTION 1503.  No Payment on Securities in Event of Default on
               Guarantor Senior Indebtedness................................85

SECTION 1504.  Trustee's Relation to Guarantor Senior
               Indebtedness.................................................85

SECTION 1505.  Subrogation to Rights of Holders of Guarantor
               Senior Indebtedness..........................................85

SECTION 1506.  Provisions Solely To Define Relative Rights..................85

SECTION 1507.  Trustee To Effectuate Subordination..........................86

SECTION 1508.  No Waiver of Subordination Provisions........................86

SECTION 1509.  Notices to Trustee...........................................87

SECTION 1510.  Reliance on Judicial Order or Certificate of
               Liquidating Agent............................................88

SECTION 1511.  Rights of Trustee as a Holder of Guarantor Senior
               Indebtedness; Preservation of Trustee's Rights...............88

SECTION 1512.  No Suspension of Remedies....................................88

SECTION 1513.  Other Subordination Provisions...............................89

                                     vii

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     Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of _________ __, 2002.

      Trust Indenture Act Section                       Indenture Section
      ---------------------------                       -----------------
    ss. 310(a)(1)....................................   609
           (a)(2)....................................   609
           (a)(3)....................................   Not Applicable
           (a)(4)....................................   Not Applicable
           (b).......................................   608, 610
    ss. 311(a).......................................   613
           (b).......................................   613
           (b)(2)....................................   703(a)
    ss. 312(a).......................................   701, 702(a)
           (b).......................................   702(b)
           (c).......................................   702(c)
    ss. 313(a).......................................   703(a)
           (b)(1)....................................   Not Applicable
           (b)(2)....................................   703(a)
           (c).......................................   703(a)
           (d).......................................   703(b)
    ss. 314(a).......................................   704
           (b).......................................   Not Applicable
           (c)(1)....................................   102
           (c)(2)....................................   102
           (c)(3)....................................   Not Applicable
           (d).......................................   Not Applicable
           (e).......................................   102
    ss. 315(a).......................................   601(a)
           (b).......................................   602
           (c).......................................   601(b)
           (d).......................................   601(c)
           (d)(1)....................................   601(c)(1)
           (d)(2)....................................   601(c)(2)
           (d)(3)....................................   601(c)(3)
           (e).......................................   514
    ss. 316(a)(1)(A).................................   502, 512
           (a)(1)(B).................................   513
           (a)(2)....................................   Not Applicable
           (b).......................................   508
    ss. 317(a)(1)....................................   503
           (a)(2)....................................   504
           (b).......................................   1003
    ss. 318(a).......................................   107

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

          INDENTURE, dated as of _______ __, 2002 among INGERSOLL-RAND COMPANY LIMITED, a company duly organized and existing under the laws of Bermuda (herein called the "Company"), having an office at Clarendon House, 2 Church Street, Hamilton, HM11 Bermuda, INGERSOLL-RAND COMPANY, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Guarantor"), having an office at 200 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677, and Wells Fargo Bank Minnesota, N.A., a national banking association, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

          The Company, directly or indirectly, owns beneficially 100% of the issued share capital of the Guarantor.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantee of the Guaranteed Securities provided for herein.

          All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                 ARTICLE ONE
                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

SECTION 101. Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                    (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                    (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

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                                       2

                   (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                    (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Six, are defined in that Article.

          "Act" when used with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any person authorized to authenticate and deliver Securities on behalf of the Trustee for the Securities of any series pursuant to Section 614.

          "Board of Directors" means either the Board of Directors of the Company or the Guarantor, as applicable, or an executive committee of such Board or any other duly authorized committee of that Board to which the powers of that Board have been lawfully delegated.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as applicable, to have been duly adopted by the Company's Board of Directors or the Guarantor's Board of Directors, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee for the Securities of any series.

          "Business Day", when used with respect to any Place of Payment, means each day which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Shares" means the common shares, par value $1 per share, of the Company.

          "Company" means the person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Request" or "Company Order" means, in the case of the Company, a written request or order signed in the name of the Company, by its Chairman of the Board, a Deputy Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee for the Securities of any series and, in the case of the Guarantor, a written request or order signed in the name of the Guarantor by its Chairman of the Board, a Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee for the Securities of any series.

          "Corporate Trust Office" means the principal office of the Trustee for the Securities of any series at which at any particular time its corporate trust business shall be administered, which at the date of this Indenture is 9062 Old Annapolis Road, Columbia, MD 21045-1951, Attention: Corporate Trust Trustee Administration, Reference Number: MAC-N2702-011.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Designated Guarantor Senior Indebtedness", in respect of a particular series of Guaranteed Securities, shall have the meaning set forth in the supplemental indenture, Board Resolution or Officer's Certificate pursuant to Section 301 establishing such series of Guaranteed Securities.

          "Designated Senior Indebtedness", in respect of a particular series of Securities, shall have the meaning set forth in the supplemental indenture, Board Resolution or Officer's Certificate pursuant to Section 301 establishing such series of Securities.

          "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

          "Event of Default" unless otherwise specified in the supplemental indenture, Board Resolution or Officer's Certificate establishing a series of Securities, has the meaning specified in Section 501.

          "Global Security" means a Security evidencing all or part of a series of Securities, including, without limitation, any temporary or permanent Global Securities.

          "Guarantee" means the subordinated guarantee by the Guarantor as endorsed on each Guaranteed Security and authenticated and delivered pursuant to this Indenture, which guarantee shall include the provisions set forth in Article Thirteen of this Indenture. "Guaranteed" shall have a meaning correlative to the foregoing.

          "Guaranteed Securities" means Securities which are Guaranteed by the Guarantor and authenticated and delivered under this Indenture, and which are designated as Guaranteed Securities pursuant to Section 301(16).

          "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

          "Guarantor Senior Indebtedness", in respect of a particular series of Guaranteed Securities, shall have the meaning set forth in the supplemental indenture, Board Resolution or Officer's Certificate pursuant to Section 301 establishing such series of Guaranteed Securities.

          "Guarantor Senior Representative", in respect of a particular series of Guaranteed Securities, shall have the meaning set forth in the supplemental indenture, Board Resolution or Officer's Certificate pursuant to Section 301 establishing such series of Guaranteed Securities.

          "Holder" means a person in whose name a Security is registered in the Security Register.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

          "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Judgment Currency" has the meaning specified in Section 117.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officer's Certificate" means, in the case of the Company, a certificate signed by the Chairman of the Board, a Deputy Chairman of the Board, the President or a Vice President of the Company, and in the case of the Guarantor, a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President of the Guarantor, and, in each case, delivered to the Trustee for the Securities of any series. Each such certificate shall include the statements provided for in
Section 102 if and to the extent required by this Indenture.

          "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or regular counsel for the Company or the Guarantor, as the case may be, or may be other counsel reasonably satisfactory to the Trustee for the Securities of any series. Each such opinion shall include the statements provided for in Section 102 if and to the extent required by this Indenture.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                    (i) Securities theretofore cancelled by the Trustee for such Securities or delivered to such Trustee for cancellation;

                    (ii) Securities or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee for such Securities or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to such Trustee has been made; and

                    (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee for such Securities proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company, provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 502, and (b) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee for such Securities shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only

Securities which a Responsible Officer of such Trustee actually knows to be so owned shall be so disregarded. Securities so owned as described in (b) above which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of such Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, joint-stock company, trust unincorporated organization or government or any agency or political subdivision thereof.

          "Permitted Guarantor Junior Securities" has the meaning specified in
Section 1402.

          "Permitted Junior Securities" has the meaning specified in Section
1402.

          "Place of Payment", when used with respect to the Securities of any series means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable as specified in or as contemplated by Section 301.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Process Agent" has the meaning specified in Section 117.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture, exclusive of accrued and unpaid interest.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

          "Required Currency" has the meaning specified in Section 117.

          "Responsible Officer", where used with respect to the Trustee for the Securities of any series, means any officer within the corporate trust department of such Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of such Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Indebtedness", in respect of a particular series of Securities, shall have the meaning set forth in the supplemental indenture, Board Resolution or Officer's Certificate pursuant to Section 301 establishing such series of Securities.

          "Senior Representative", in respect of a particular series of Securities, shall have the meaning set forth in the supplemental indenture, Board Resolution or Officer's Certificate pursuant to Section 301 establishing such series of Securities.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee for such series pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" means any corporation of which at least a majority of the outstanding stock having voting power under ordinary circumstances to elect a majority of the board of directors of said corporation shall at the time be owned by the Company or by the Company and one or more Subsidiaries or by one or more Subsidiaries of the Company.

          "Trustee" means the person named as the "Trustee" in the first paragraph of this instrument until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each person who is then a Trustee hereunder, and if at any time there is more than one such person, "Trustee" as used with respect to the Securities of any series shall mean each such Trustee with respect to those series of Securities with respect to which it is serving as Trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

          "U.S. Depositary" means a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any successor thereto, which shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder, and if at any time there is more than one such Person, "U.S. Depositary" as used with respect to the Securities of any series shall mean the U.S. Depositary with respect to the Securities of that series.

          "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed by the United States.

          "Vice President", when used with respect to the Company, the Guarantor or the Trustee for any series of Securities, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102. Compliance Certificates and Opinions.

          Upon any application or request by the Company or the Guarantor to the Trustee for any series of Securities to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to such Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such person, or that they may be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other such persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instructions under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee for the appropriate series of Securities and, where it is hereby expressly required, to the Company or the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of such Trustee, the Guarantor and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee for such Securities deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee for such Securities, the Guarantor or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.  Notices, Etc., to Trustee, Guarantor and Company.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                    (1) the Trustee for a series of Securities by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with such Trustee at its Corporate Trust Office,

                    (2) the Company by such Trustee, or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and sent by registered or certified mail, prepaid, to the Company addressed to it care of the Guarantor at the address of the Guarantor specified in the first paragraph of this instrument or at any other address previously furnished in writing to such Trustee by the Company, or

                    (3) the Guarantor by such Trustee, or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and sent by registered or certified mail, prepaid, to the Guarantor addressed to it at the address of its office specified in the first paragraph of this instrument or at any other address previously furnished in writing to such Trustee by the Guarantor.

SECTION 106. Notice to Holders; Waiver.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his or her address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waiver of notice by Holders shall be filed with the Trustee for such Securities, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee for such Securities shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  Conflict with Trust Indenture Act.

          If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 108.  Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.

          All covenants and agreements in this Indenture by each of the Company and the Guarantor shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  Separability Clause.

          In case any provision in this Indenture or in the Securities or the Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.

          Nothing in this Indenture or in the Securities or the Guarantee, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  GOVERNING LAW.

          THIS INDENTURE, THE SECURITIES AND THE GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 113.  Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then

(notwithstanding any other provision of this Indenture or of the Securities or the Guarantee) payment of interest, if any, or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 114. Incorporators, Shareholders, Officers and Directors of the Company and the Guarantor Exempt from Individual Liability.

          No recourse for the payment of the principal of (and premium, if any) or interest, if any, on any Security or any Guarantee, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or the Guarantor in this Indenture or in any supplemental indenture, or in any Security or in any Guarantee, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor corporation, either directly or through the Company or the Guarantor or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby waived and released as a condition of and as a consideration for, the execution of this Indenture and the issue of the Securities and the Guarantee.

SECTION 115.  Counterparts.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 116.  Currency Exchange.

          If, in determining whether the Holders of the requisite principal amount of Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, it becomes necessary to determine the principal amount of Securities of any series denominated in any coin or currency other than that of the United States of America, such principal amount shall be computed by converting such coin or currency into coin or currency of the United States of America based upon the rate of exchange in effect at the office of the Trustee for such Securities in New York, New York at 10:00 A.M., New York City time, or as close to such time as is reasonably practicable, on the date of initial issuance of such series of Securities.

SECTION 117.  Judgment Currency; Consent to Jurisdiction and Service.

          (a) Each of the Company and, in the case of Guaranteed Securities, the Guarantor agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee for such Securities could purchase in The City of New York the Required Currency with the Judgment Currency at 10:00 A.M. New York City time, or as close to such time as is reasonably practicable, on the day on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures such Trustee could purchase in The City of New York the Required Currency with the Judgment Currency at 10:00 A.M. New York City time, or as close to such time as is reasonably practicable, on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with this subsection
(a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

          (b) To the fullest extent permitted by applicable law, each of the Company and the Guarantor hereby irrevocably submits to the jurisdiction of any Federal or state court located in the Borough of Manhattan in The City of New York, New York in any suit, action or proceeding based on or arising out of or relating to this Indenture or any Securities or any Guarantee and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. Each of the Company and the Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in an inconvenient forum. Each of the Company and the Guarantor agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company and/or the Guarantor, as applicable, and may be enforced in the courts of Bermuda (or any other courts to the jurisdiction of which the Company or the Guarantor, as applicable, is subject) by a suit upon such judgment, provided that service of process is effected upon the Company and/or the Guarantor, as applicable, in the manner specified herein or as otherwise permitted by law. Each of the Company and the Guarantor hereby irrevocably designates and appoints CT Corporation System, 1633 Broadway, 23 Floor, New York, New York (the "Process Agent") as their authorized agent for purposes of this Section 117(b), it being understood that the designation and appointment of the Process Agent as such authorized shall become effective immediately without any further action on the part of the Company and the Guarantor. Each of the Company and the Guarantor further agrees that service of process upon the Process Agent and written notice of said service to the Company and/or the Guarantor, as applicable, mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Company and/or the Guarantor, as applicable, in any such suit or proceeding. Each of the Company and the Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary, to continue such designation and appointment of the Process Agent in full force and effect so long as the Company and/or the Guarantor, as applicable, has any outstanding obligations under this Indenture. To the extent the Company and/or the Guarantor, as applicable, has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself or its property, each of the Company and the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Indenture to the extent permitted by law.

                                 ARTICLE TWO
                                SECURITY FORMS

SECTION 201.  Forms Generally.

          The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officer executing such Securities, as evidenced by his or her execution of such Securities.

          The certificate of authentication of the Trustee for any series of Securities shall be in substantially the form set forth in this Article.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officer executing such Securities, as evidenced by their execution of such Securities.

          If the Securities are Guaranteed Securities, the definitive Guarantees shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Guarantees, as evidenced by their execution of such Guarantees.

SECTION 202. Form of Face of Security.

                        INGERSOLL-RAND COMPANY LIMITED

                            [Title of the Security]

No.                                          Cusip No. ------    $____________


         INGERSOLL-RAND COMPANY LIMITED, a company duly organized and existing under the laws of Bermuda (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________________, or registered assigns, the principal sum of

_____________ Dollars on _______________ [If the Security is to bear interest prior to Maturity, insert -- , and to pay interest thereon from __________________ __, ______ (the "Original Issue Date"), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [semiannually on ______________ and ______________] [quarterly on
_________, __________, ___________ and ____________] in each year, commencing
_______ __, _____, at [If the Security is to bear interest at a fixed rate insert-the rate per annum provided in the title hereof] [If the Security is to bear interest at a floating rate, insert- [a rate of [Insert Floating Rate] per annum], until the principal hereof is paid or made available for payment. [If applicable insert -- , and, subject to the terms of the Indenture, at [the rate per annum provided in the title hereof] [such rate] on any overdue principal and premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest].

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [_________ or _________] [________, _________,
________ or ___________] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

         [If the Security is to bear interest at a fixed rated prior to Maturity, insert -- Interest shall be computed on the basis of a year of twelve 30-day months.] [If the Security is to bear interest at a floating rate prior to Maturity, insert -- Interest shall be computed on the basis of the actual number of days in the relevant interest period and a 360-day year.]

         [If the Security is to bear interest at a floating rate prior to Maturity, insert -- The [insert Floating Rate] will be reset [insert period time as set forth in a Board Resolution of the Company] on each Interest Payment Date (each an "Interest Reset Date"), beginning on ________
__, _____. The interest rate for the period from and including the Original Issue Date to and excluding the first Interest Payment Date shall be ______ per annum (the "Initial Interest Rate"). The _________ Business Day preceding an Interest Reset Date will be the "Interest Determination Date" for that Interest Reset Date. The interest rate in effect on each day that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date or the Initial Interest Rate, as the case may be. The interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to that Interest Reset Date.

         Wells Fargo Bank Minnesota, N.A. shall act as calculation agent (together with its successors in that capacity, the "Calculation Agent") in connection with the Securities. The

Calculation Agent shall serve as the calculation agent hereunder unless and until a successor calculation agent is appointed by the Company. The following definitions shall be used by the Calculation Agent in its determination of the interest rate: [insert definitions for floating rate determination]. ]

         [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of [yield to maturity]% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of [yield to maturity]% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

         Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in [coin or currency], provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register.

          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payments to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

[Seal]

                        INGERSOLL-RAND COMPANY LIMITED


                        By_____________________________________




SECTION 203.  Form of Reverse of Security.

                        INGERSOLL-RAND COMPANY LIMITED

                            [Title of the Security]

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of _________ __, 2002 (herein called the "Indenture"), among the Company, Ingersoll-Rand Company (herein called the "Guarantor", which term includes any successor guarantor under the Indenture) and Wells Fargo Bank Minnesota, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to
___________.

         [If applicable, insert - The Securities of this series are subject to redemption upon not less than 30 or more than 60 days' notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, [if applicable, insert - (1) on __________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after _________________, 20__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):

          If redeemed [on or before _____________, ____% and if redeemed] during the 12-month period beginning ____________________:

                         Redemption                            Redemption
            Year            Price               Year             Price
            ----         ----------             ----           ----------


and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption [if applicable, insert - (whether through operation of the sinking fund or otherwise)] with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert - The Securities of this series are subject to redemption upon not less than 30 or more than 60 days' notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, (1) on ________________ in any year commencing with the year ____ and ending with the year _____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ________________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:

          If redeemed during the 12-month period beginning __________________:

                          Redemption Price
                            For Redemption              Redemption Price For
                          Through Operation             Redemption Otherwise
                                of the                  Than Through Operation
          Year               Sinking Fund               of the Sinking Fund
          -----           ------------------            --------------------








and thereafter at a Redemption Price equal to _______% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities or one or more Predecessor Securities of record at the close of business on the relevant Record Dates referred to on the face hereof all as provided in the Indenture.]

         [Notwithstanding the foregoing, the Company may not prior to _____________ redeem any Securities of this series as contemplated by [Clause
(2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ______% per annum.]

         [The sinking fund for this series provides for the redemption on ________________ in each year beginning with the year ________ and ending with the year _______ of [not less than] _________ [("mandatory sinking fund") and, at the option of the Company, not more than

_______] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the order in which they become due.]

         [In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

         [If the Security is not an Original Issue Discount Security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security is an Original Issue Discount Security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series (the "Acceleration Amount") may be declared due and payable in the manner and with the effect provided in the Indenture. In case of a declaration of acceleration on or before _______, ________ or on _______in any year, the Acceleration Amount per principal amount at Stated Maturity of the Securities shall be equal to the amount set forth in respect of such date below:

                                                           Acceleration
                                                            Amount per
                                                         principal amount
             Date of declaration                        at Stated Maturity
             -------------------                        --------------------


and in case of a declaration of acceleration on any other date, the Acceleration Amount shall be equal to the Acceleration Amount as of the next preceding date set forth in the table above, plus accrued original issue discount (computed in accordance with generally accepted accounting principles in effect on __________) from such next preceding date to the date of declaration at the yield to maturity. For the purpose of this computation the yield to maturity is ______%. Upon payment (i) of the Acceleration Amount so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and, in the case of Guaranteed Securities, the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor, in the case of Guaranteed Securities, and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of all series to be affected, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and, in the case of Guaranteed Securities, the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of _____________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company [,the Guarantor,] the Trustee and any agent of the Company[, the Guarantor] or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company [,the Guarantor,] the Trustee or any such agent shall be affected by notice to the contrary.

         No recourse for the payment of the principal of (and premium, if any) or interest, if any, on this Security [or the Guarantee endorsed hereon], or for any claim based hereon or thereon or otherwise in respect hereof or thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or the Guarantor in the Indenture or in any indenture supplemental thereto, or in any Security [or in the Guarantee], or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company [or the Guarantor] or of any successor corporation, either directly or through the Company [or the Guarantor] or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204. Form of Trustee's Certificate of Authentication.

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                 Wells Fargo Bank Minnesota, N.A., as Trustee


                                 By____________________________________
                                   Authorized Signature

SECTION 205.  Securities in Global Form.

         If any Security of a series is issuable in global form, such Global Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee of such series of Securities and in such manner as shall be specified in such Global Security. Any instructions by the Company with respect to a Global Security, after its initial issuance, shall be in writing but need not comply with Section 102.

         None of the Company, the Guarantor, the Trustee of such series of Securities, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 206.  Guarantee; Form of Guarantee.

         The Guarantor by its execution of this Indenture hereby agrees with each Holder of a Guaranteed Security of each series authenticated and delivered by the Trustee of such series of Securities and with such Trustee on behalf of each such Holder, to be unconditionally bound by the terms and provisions of the Guarantee set forth below and authorizes such Trustee to confirm such Guarantees to the Holder of each such Guaranteed Security by its execution and delivery of each such Guaranteed Security, with such Guarantees endorsed thereon, authenticated and delivered by such Trustee.

         Guarantees to be endorsed on the Guaranteed Securities shall, subject to Section 201, be in substantially the form set forth below:

                                   GUARANTEE
                                      OF
                            INGERSOLL-RAND COMPANY

                  For value received, Ingersoll-Rand Company, a corporation incorporated under the laws of the State of New Jersey, having an office at 200 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677 (herein called the "Guarantor", which term includes any successor Person under the Indenture referred to in the Guaranteed Security upon which this Guarantee is endorsed), hereby irrevocably and unconditionally guarantees to the Holder of the Guaranteed Security upon which this Guarantee is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, premium, if any, and interest on such Guaranteed Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein, all in accordance with and subject to the terms and limitations of the Guaranteed Security on which this Guarantee is endorsed and Article Thirteen of the Indenture. In case of the failure of Ingersoll-Rand Company Limited, a company duly organized under the laws of Bermuda (herein called the "Company", which term includes any successor Person under such Indenture), promptly to make any such payment of principal, premium, if any, or interest or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company, subject to the terms and limitations of Article Thirteen of the Indenture.

                  The indebtedness evidenced by this Guarantee is, to the extent provided in the Indenture, subordinate and subject in right of payments to the prior payment in full of all Guarantor Senior Indebtedness, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Guarantee, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Guarantor Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Guaranteed Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

                  All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

                  THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Executed and dated the date on this ___________ day of ________, 20__.

[Seal]                                         INGERSOLL-RAND COMPANY



                      By
                           ------------------------------------------------
                           Name:
                           Title:

                      By:
                           ------------------------------------------------
                           Name:
                           Title:

--------------------
         Reference is made to Article Thirteen for further provisions with respect to the Guarantees.


                                ARTICLE THREE
                                THE SECURITIES

SECTION 301. Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. The Securities shall be subordinated in right of payment to Senior Indebtedness as set forth in Article Fourteen. There shall be established in or pursuant to a Board Resolution of the Company, and, if the Securities are Guaranteed Securities, the Guarantor, and set forth in an Officer's Certificate of the Company, and, if the Securities are Guaranteed Securities, the Guarantor, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                    (1) the title of the Securities of that series (which shall distinguish the Securities of that series from all other series of Securities);

                    (2) any limit upon the aggregate principal amount of the Securities of that series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to Sections 304, 305, 306, 906, or 1107);

                    (3) the date or dates on which the principal of the Securities of that series is payable;

                    (4) the rate or rates (or the manner of calculation thereof) at which the Securities of that series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

                    (5) the place or places where the principal of (and premium, if any) and interest, if any, on Securities of that series shall be payable and where such Securities may be registered or transferred;

                    (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of that series may be redeemed, in whole or in part, at the option of the Company;

                    (7) the obligation, if any, of the Company to redeem or purchase Securities of that series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                    (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of that series shall be issuable;

                    (9) if other than the principal amount thereof, the portion of the principal amount of Securities of that series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                    (10) if other than such coin or currency of the United States of America, the currency or currency unit in which payment of the principal of (or premium, if any) or interest, if any, on the Securities of that series shall be payable or in which the Securities of that series shall be denominated and the particular provisions applicable thereto;

                    (11) if the principal of (and premium, if any) or interest, if any, on the Securities of that series are to be payable, at the election of the Company, the Guarantor or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                    (12) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of that series may be determined with reference to an index based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

                    (13) any provisions permitted by this Indenture relating to Events of Default or covenants of the Company with respect to such series of Securities (including deletions therefrom, modifications thereof or additions thereto, whether or not consistent with the Events of Default or covenants set forth herein);

                    (14) if the Securities of that series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the U.S. Depositary for such Global Security or Securities; the manner in which and the circumstances under which Global Securities representing Securities of that series may be exchanged for Securities in definitive form, if other than, or in addition to, the manner and circumstances specified in Section 305;

                    (15) whether the Securities of that series will be convertible into Common Shares of the Company and/or exchangeable for other Securities, and if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, and any deletions from or modifications or additions to this Indenture to permit or to facilitate the issuance of such convertible or exchangeable Securities or the administration thereof;

                    (16) whether or not the Securities are Guaranteed Securities and the applicability of any other guarantees;

                    (17) if a Person other than Wells Fargo Bank Minnesota, N.A. is to act as Trustee for the Securities of that series, the name and location of the Corporate Trust Office of such Trustee; and

                    (18) any other terms of that series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any particular series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution of the Company and, in the case of Guaranteed Securities, the Guarantor, and set forth in such Officer's Certificate or in any such indenture supplemental hereto.

         If any of the terms of the series, including the form of Security of such series, are established by action taken pursuant to a Board Resolution of the Company, and, in the case of Guaranteed Securities, a Board Resolution of the Guarantor, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and, in the case of Guaranteed Securities, the Secretary or Assistant Secretary of the Guarantor, and delivered to the Trustee for the Securities of such series at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such series of Securities.

SECTION 302.  Denominations.

         The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.  Execution, Authentication, Delivery and Dating.

         The Securities shall be executed, manually or by facsimile, on behalf of the Company by its Chairman of the Board, a Deputy Chairman of the Board, its President, one of its Vice Presidents or its Treasurer under its corporate seal reproduced thereon, by facsimile or otherwise, and which need not be attested.

         The Guarantees endorsed on any Guaranteed Securities shall be executed, manually or by facsimile, on behalf of the Guarantor by its Chairman of the Board, a Vice Chairman of the Board, its President or one of its Vice Presidents and by its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries, under its corporate seal reproduced thereon, by facsimile or otherwise, and which need not be attested.

         Securities or Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the Guarantor, as the case may be, shall bind the Company or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or Guarantees or did not hold such offices at the date of such Securities or Guarantees.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for the Securities of such series for authentication, together with a Company Order for the authentication and delivery of such Securities, and such Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions of the Company and, in the case of Guaranteed Securities, the Guarantor, as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, such Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel of the Company and, if the Securities are Guaranteed Securities, the Guarantor, stating,

                    (a) if the form of such Securities has been established by or pursuant to Board Resolution of the Company as permitted by
          Section 201, that such form has been established in conformity with the provisions of this Indenture;

                    (b) if the terms of such Securities have been established by or pursuant to Board Resolution of the Company and, if the Securities are Guaranteed Securities, the Guarantor, as permitted by
          Section 301, that such terms have been established in conformity with the provisions of this Indenture;

                    (c) that such Securities and, in the case of Guaranteed Securities, the Guarantees endorsed thereon, when authenticated and delivered by such Trustee and issued by the Company and, in the case of Guaranteed Securities, the Guarantor in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and the Guarantor, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

                    (d) that all laws and requirements in respect of the execution and delivery by the Company of such Securities and, in the case of Guaranteed Securities, by the Guarantor of such Guarantees have been complied with.

         If such form or terms have been so established, the Trustee for the Securities of such series shall not be required to authenticate such Securities if such Trustee, being advised by counsel, determines that the issue of such Securities pursuant to this Indenture will affect such Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to such Trustee.

         Notwithstanding the foregoing, if not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to the foregoing or the Company Order and Opinion of Counsel otherwise required pursuant to the foregoing prior to or at the time of issuance of each Security, but such documents shall be delivered prior to or at the time of issuance of the first Security of such series.

         Each Security shall be dated the date of its authentication.

         No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee for the Securities of such series by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and, together with the Guarantee, if any, endorsed thereon, is entitled to the benefits of this Indenture.

SECTION 304.  Temporary Securities.

         Pending the preparation of definitive Securities of any particular series, the Company may execute, and upon Company Order the Trustee for the Securities of such series shall authenticate and deliver temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and, in the case of Guaranteed Securities, having endorsed thereon a Guarantee executed by the Guarantor, of the tenor of the definitive Guarantee, and with such appropriate insertions, omissions, substitutions and other variations as the officer executing such Securities may determine, as evidenced by his or her execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee for the Securities of such series shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and, in the case of Guaranteed Securities, having endorsed thereon the Guarantee by the Guarantor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305.  Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee for the Securities of each series a register (the register maintained at such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee for the Securities of each series is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee for the Securities of each series shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount, and, in the case of Guaranteed Securities, having endorsed thereon a Guarantee executed by the Guarantor.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee for the Securities of such series shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive, and, in the case of Guaranteed Securities, having endorsed thereon a Guarantee executed by the Guarantor.

         All Securities and, in the case of Guaranteed Securities, Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities and, in the case of Guaranteed Securities, Guarantees endorsed thereon, shall be the valid obligations of the Company and, in the case of Guaranteed Securities, the Guarantor, respectively evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and, in the case of Guaranteed Securities, Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee for the Securities of such series) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his or her attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906 or 1107 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute (along with, in the case of Guaranteed Securities, a Guarantee executed by the Guarantor endorsed thereon) and the Trustee for the Securities of such series shall, in accordance with Section 303 and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the U.S. Depositary for such Global Security or Securities or the nominee of such depositary, and (iii) shall bear a legend substantially to the following effect: "This Security (and in the case of Guaranteed Securities, the related Guarantee) may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary, unless and until this Security is exchanged in whole or in part for Securities in definitive form" and such other legend as may be required by the U.S. Depositary.

         Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security (and, in the case of Guaranteed Securities, the related Guarantee) representing all or a portion of the Securities of a series may not be transferred except as a whole by the U.S. Depositary for such series to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor U.S. Depositary for such series or a nominee of such successor depositary.

         If at any time the U.S. Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as U.S. Depositary for the Securities of such series or if any time the U.S. Depositary for Securities of a series shall no longer be a clearing agency registered and in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor U.S. Depositary with respect to the Securities of such series. If a successor U.S. Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee for the Securities of such series, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities and in the case of Guaranteed Securities, having endorsed thereon a Guarantee executed by the Guarantor.

         The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company will execute, and the Trustee for the Securities of such series, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such Series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities and, in the case of Guaranteed Securities, having endorsed thereon a Guarantee executed by the Guarantor.

         If the Securities of any series shall have been issued in the form of one or more Global Securities and if an Event of Default with respect to the Securities of such series shall have occurred and be continuing, the Company will promptly execute, and the Trustee for the Securities of such series, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities and, in the case of Guaranteed Securities, having endorsed thereon a Guarantee executed by the Guarantor.

         If specified by the Company pursuant to Section 301 with respect to Securities of a series, the U.S. Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to the Company and such depositary. Thereupon, the Company shall execute and the Trustee for the Securities of such series shall authenticate and deliver, without charge:

                    (i) to each Person specified by the U.S. Depositary a new registered Security or Securities of the same series, of an authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security and, in the case of Guaranteed Securities, having endorsed thereon a Guarantee executed by the Guarantor; and

                    (ii) to the U.S. Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof and, in the case of Guaranteed Securities, having endorsed thereon a Guarantee executed by the Guarantor.

         Upon the exchange of a Global Security in whole for Securities in definitive form, such Global Security shall be canceled by the Trustee for the Securities of such series. Securities issued in exchange for a Global Security shall be registered in such names and in such authorized denominations as the U.S. Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee for the Securities of such series. Such Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.


SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee for the series of such Securities, the Company shall execute and such Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, and, in the case of Guaranteed Securities, having endorsed thereon a Guarantee executed by the Guarantor.

         If there shall be delivered to the Company and the Trustee for the series of such Securities (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or such Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request such Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, and, in the case of Guaranteed Securities, having endorsed thereon a Guarantee executed by the Guarantor.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee for the series of such Securities) connected therewith.

         Every new Security of any series and, in the case of Guaranteed Securities, the Guarantee endorsed thereon, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and, in the case of Guaranteed Securities, the Guarantor, respectively, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                    (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee for the Securities of such series in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with such Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements reasonably satisfactory to such Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Clause provided. Thereupon such Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by such Trustee of the notice of the proposed payment. Such Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his or her address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                    (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee for the Securities of such series of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by such Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.  Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor (in the case of Guaranteed Securities), the Trustee for such Security and any agent of the Company, the Guarantor (in the case of Guaranteed Securities) or such Trustee may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Guarantor, such Trustee or any agent of the Company, the Guarantor or such Trustee shall be affected by notice to the contrary.

         Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Guarantor (in the case of Guaranteed Securities), the Trustee for such Security, or any agent of any of the foregoing, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such Global Security or impair, as between such depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such Global Security.

SECTION 309.  Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any person other than the Trustee for such Securities, be delivered to such Trustee and shall be promptly cancelled by it. The Company or the Guarantor (in the case of Guaranteed Securities) may at any time deliver to such Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor (in the case of Guaranteed Securities) may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by such Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by such Trustee shall be disposed of in accordance with such Trustee's customary practices.

SECTION 310.  Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any particular series, interest, if any, on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

SECTION 311.  CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee for such Securities shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of such Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify such Trustee of any change in the "CUSIP" numbers.

                                 ARTICLE FOUR
                          SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee for the Securities of each series, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

          (1) either:

                    (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or, in the case of Guaranteed Securities, the Guarantor and thereafter repaid to the Company or, in the case of Guaranteed Securities, the Guarantor or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for the Securities of such series for cancellation; or

                    (B) all such Securities not theretofore delivered to the Trustee for the Securities of such series for cancellation:

                              (i) have become due and payable; or

                              (ii) will become due and payable at their Stated
                    Maturity within one year; or

                              (iii) are to be called for redemption within one
                    year under arrangements reasonably satisfactory to such Trustee for the giving of notice of redemption by such Trustee in the name, and at the expense, of the Company or, in the case of Guaranteed Securities, the Guarantor; or

                              (iv) are deemed paid and discharged pursuant to
                    Section 403, as applicable,

            and the Company or, in the case of Guaranteed Securities, the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee for the Securities of such series as trust funds in trust for the purpose an amount of
            (a) money, or (b) in the case of (ii) or (iii) above and (except as provided in an indenture supplemental hereto) if no Securities of any series Outstanding are subject to repurchase at the option of Holders, (I) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the Stated Maturity or Redemption Date, as the case may be, money in an amount, or (II) a combination of money or U.S. Government Obligations as provided in (I) above, in each case sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to such Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company or, in the case of Guaranteed Securities, the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company or, in the case of Guaranteed Securities, the Guarantor has delivered to the Trustee for the Securities of such series an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee of the Securities of each series under Section 607, the obligations of such Trustee to any Authenticating Agent under Section 614 and, if money or U.S. Government Obligations shall have been deposited with the Trustee of the Securities of any series pursuant to subclause (B) of Clause (1) of this Section or if money or U.S. Government Obligations shall have been deposited with or received by the Trustee of the Securities of any series pursuant to Section 403, the obligations of such Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  Application of Trust Money.

                    (a) Subject to the provisions of the last paragraph of
          Section 1003, all money or U.S. Government Obligations deposited with the Trustee of a particular series of Securities pursuant to
          Section 401, 403 or 1006 and all money received by the Trustee of a particular series of Securities in respect of U.S. Government Obligations deposited with the Trustee of that series of Securities pursuant to Section 401, 403 or 1006, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company, or in the case of Guaranteed Securities, the Guarantor acting as its own Paying Agent) as such Trustee may determine, to the persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with or received by such Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Section 401, 403 or 1006.

                    (b) The Company and, in the case of Guaranteed Securities, the Guarantor shall pay and shall indemnify the Trustee of each series of Securities against any tax, fee, or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 401, 403 or 1006 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

                    (c) The Trustee of each series of Securities shall deliver or pay to the Company or, in the case of Guaranteed Securities, the Guarantor from time to time upon Company Request any U.S. Government Obligations or money held by it as provided in Section 401, 403 or 1006 which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to such Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations or money was deposited or received. This provision shall not authorize the sale by such Trustee of any U.S. Government Obligations held under this Indenture.

SECTION 403.  Satisfaction, Discharge and Defeasance of Securities of any
              Series.

         The Company and, in the case of Guaranteed Securities, the Guarantor shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any series and, in the case of Guaranteed Securities, the Guarantees, respectively, on the 91st day after the date of the deposit referred to in subparagraph (a) hereof, and the provisions of this Indenture, as it relates to such Outstanding Securities of such series and, in the case of Guaranteed Securities, the Guarantees, respectively, shall no longer be in effect (and the Trustee for the Securities of such series, at the expense of the Company or, in the case of Guaranteed Securities, the Guarantor, shall at Company Request execute proper instruments acknowledging the same), except as to:

                              (1) the rights of Holders of Securities of such
                    series to receive, from the trust funds described in subparagraph (a) hereof, (i) payment of the principal of (and premium, if any) and each installment of principal of (and premium, if any) or interest, if any, on the Outstanding Securities of such series on the Stated

                    Maturity of such principal or installment of principal or interest or to and including the Redemption Date irrevocably designated by the Company pursuant to subparagraph (e) hereof and (ii) the benefit of any mandatory sinking fund payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

                              (2) the Company's obligations with respect to
                    such Securities of such series under Sections 305, 306, and 1002 and, if the Company shall have irrevocably designated a Redemption Date pursuant to subparagraph (e) hereof, Sections 1101, 1104 and 1106 as they apply to such Redemption Date;

                              (3) the Company's obligations with respect to
                    the Trustee for Securities of such series under Section 607; and

                              (4) the rights, powers, trust and immunities of
                    such Trustee hereunder and the duties of such Trustee under Section 402 and, if the Company shall have irrevocably designated a Redemption Date pursuant to subparagraph (e) hereof, Article Eleven and the duty of such Trustee to authenticate Securities of such series on registration of transfer or exchange;

provided that, the following conditions shall have been satisfied:

                    (a) the Company or the Guarantor has deposited or caused to be irrevocably deposited (except as provided in Section 402(c) and the last paragraph of Section 1003) with such Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (i) money in an amount, or (ii) (except as provided in a supplemental indenture with respect to such series) if Securities of such series are not subject to repurchase at the option of Holders,
          (A) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause (x) or (y) of this subparagraph (a) money in an amount or (B) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to such Trustee, to pay and discharge (x) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest, if any, on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest or to and including the Redemption Date irrevocably designated by the Company pursuant to subparagraph (e) hereof and (y) any mandatory sinking fund payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of the Indenture and of the Securities of such series;

                    (b) the Company or (in the case of Guaranteed Securities) the Guarantor has delivered to such Trustee an Opinion of Counsel to the effect that such provision would not cause any Outstanding Securities of such series then listed on any national securities exchange to be delisted as a result thereof;

                    (c) no Event of Default or event which with notice or lapse of time would become an Event of Default (including by reason of such deposit) with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

                    (d) the Company or (in the case of Guaranteed Securities) the Guarantor has delivered to such Trustee an Opinion of Counsel in the U.S. to the effect that the Company or (in the case of Guaranteed Securities) the Guarantor has received from, or there has been published by the Internal Revenue Service a ruling to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge; and

                    (e) if the Company or the Guarantor has deposited or caused to be deposited money or U.S. Government Obligations to pay or discharge the principal of (and premium, if any) and interest, if any, on the Outstanding Securities of a series to and including a Redemption Date on which all of the Outstanding Securities of such series are to be redeemed, such Redemption Date shall be irrevocably designated by a Board Resolution of the Company delivered to such Trustee on or prior to the date of deposit of such money or U.S. Government Obligations, and such Board Resolution shall be accompanied by an irrevocable Company Request that such Trustee give notice of such redemption in the name and at the expense of the Company or (in the case of Guaranteed Securities) the Guarantor and less than 30 nor more than 60 days prior to such Redemption Date in accordance with Section 1104.

SECTION 404. Reinstatement.

         If the Trustee of the Securities of any series or any Paying Agent is unable to apply any money in accordance with Section 402 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company and the Guarantor (in the case of Guaranteed Securities) under this Indenture and such Securities and any related coupons and Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to
Section 403 or Section 1006, as the case may be, until such time as such Trustee or Paying Agent is permitted to apply all such money in accordance with Section 402; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest, if any, on any such Security or any related coupon following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities and any related coupons to receive such payment from the money held by such Trustee or Paying Agent.

SECTION 405. Effect on Subordination Provisions.

         Unless otherwise expressly provided pursuant to Section 301 with respect to the Securities of any series, the provisions for subordination of the Securities set forth in Article Fourteen hereof and, in the case of Guaranteed Securities, the provisions for subordination of the Guarantee set forth in Article Fifteen hereof are hereby expressly made subject to the provisions for satisfaction and discharge set forth in Section 401 hereof and the provisions for defeasance and covenant defeasance set forth in Section 1006 hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of such satisfaction and discharge pursuant to Section 401 or any such defeasance or covenant defeasance pursuant to Section 1006 with respect to the Securities of any series, such Securities and, in the case of Guaranteed Securities, the Guarantee shall thereupon cease to be so subordinated and such Securities and, in the case of Guaranteed Securities, the Guarantee (and the monies and/or U.S. Government Obligations deposited in respect thereof) shall no longer be subject to the provisions of Article Fourteen or, in the case of Guaranteed Securities, Article Fifteen, hereof and, without limitation to the foregoing, all moneys, U.S. Government Obligations and other securities or property deposited with the Trustee (or other qualifying trustee) in trust in connection with such satisfaction and discharge, defeasance or covenant defeasance, as the case may be, and all proceeds therefrom may be applied to pay the principal of, premium, if any, and interest, if any, on, the Securities of such series as and when the same shall become due and payable notwithstanding the provisions of Article Fourteen and, in the case of Guaranteed Securities, Article Fifteen.

                                 ARTICLE FIVE
                                   REMEDIES

SECTION 501. Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                    (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                    (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                    (3) default in the payment of any sinking fund installment, when and as due by the terms of a Security of that series, and continuance of such default for a period of 30 days; or

                    (4) default in the performance, or breach, of any covenant or warranty of the Company or, in the case of Guaranteed Securities, the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company and, in the case of Guaranteed Securities, the Guarantor by the Trustee for the Securities of such series or to the Company, the Guarantor (in the case of Guaranteed Securities) and such Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                    (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or, in the case of Guaranteed Securities, the Guarantor in an involuntary case or proceeding under any applicable Federal or State or Bermuda bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or, in the case of Guaranteed Securities, the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or, in the case of Guaranteed Securities, the Guarantor under any applicable Federal or State or Bermuda law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or, in the case of Guaranteed Securities, the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                    (6) the commencement by the Company or, in the case of Guaranteed Securities, the Guarantor of a voluntary case or proceeding under any applicable Federal or State or Bermuda bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or, in the case of Guaranteed Securities, the Guarantor to the entry of a decree or order for relief in respect of the Company or, in the case of Guaranteed Securities, the Guarantor, respectively, in an involuntary case or proceeding under any applicable Federal or State or Bermuda bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or, in the case of Guaranteed Securities, the Guarantor, or the filing by the Company or, in the case of Guaranteed Securities, the Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State or Bermuda law, or the consent by the Company or, in the case of Guaranteed Securities, the Guarantor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or, in the case of Guaranteed Securities, the Guarantor or of any substantial part of its property, or the making by the Company or, in the case of Guaranteed Securities, the Guarantor of an assignment for the benefit of creditors, or the admission by the Company or, in the case of Guaranteed Securities, the Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or, in the case of Guaranteed Securities, the Guarantor in furtherance of any such action; or

                    (7) any other Event of Default provided in the supplemental indenture or provided in or pursuant to a Board Resolution or Officer's Certificate of the

          Company and, in the case of Guaranteed Securities, the Guarantor, under which such series of Securities is issued or in the form of Security for such series.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Section 501(5) or 501(6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee for the Securities of such series or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to such Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(5) or 501(6) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of such Trustee or any Holder, become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee for the Securities of such series as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company, the Guarantor (in the case of Guaranteed Securities) and such Trustee, may rescind and annul such declaration and its consequences if:

                    (1) the Company or, in the case of Guaranteed Securities, the Guarantor has paid or deposited with such Trustee a sum sufficient to pay,

                              (A) all overdue interest, if any, on all
                    Securities of that series,

                              (B) the principal of (and premium, if any, on)
                    any Securities, of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                              (C) to the extent that payment of such interest
                    is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                              (D) all sums paid or advanced by such Trustee
                    hereunder and the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel; and

                    (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of and accrued interest on Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if:

                    (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                    (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee for the Securities of such series, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, such Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, the Guarantor (in the case of Guaranteed Securities) or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor (in the case of Guaranteed Securities) or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee for the Securities of such series may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as such Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  Trustee May File Proofs of Claim.

         In any case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor (in the case of Guaranteed Securities) or any other obligor upon the Securities or the property of the Company, the Guarantor (in the case of Guaranteed Securities) or of such other obligor or their creditors, the Trustee for the Securities of such series (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether such Trustee shall have made any demand on the Company or the Guarantor (in the case of Guaranteed Securities) for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                    (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of such Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel) and of the Holders of such Securities allowed in such judicial proceeding; and

                    (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of such Securities to make such payments to such Trustee and, in the event that such Trustee shall consent to the making of such payments directly to such Holders, to pay to such Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel, and any other amounts due such Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee for the Securities of any series to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities, the Guarantees (in the case of Guaranteed Securities) or the rights of any Holder thereof or to authorize such Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee for any series of Securities without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by such Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

          Any money collected by the Trustee for any series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by such Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                    FIRST: to the payment of all amounts due such Trustee under Section 607;

                    SECOND: To the payment of amounts then due and unpaid to the holders of Senior Indebtedness, to the extent required by Article Fourteen;

                    THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest, if any, on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by such Trustee and to the extent permitted by law) upon the overdue installments of interest at the rate prescribed therefor in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                    FOURTH: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, if any, with interest upon the overdue principal, and (to the extent that such interest has been collected by such Trustee and to the extent permitted by law) upon overdue installments of interest at the rate prescribed therefor in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest; and

                    FIFTH: To the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

SECTION 507.    Limitation on Suits.

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                    (1) such Holder has previously given written notice to the Trustee for the Securities of such series of a continuing Event of Default with respect to the Securities of that series;

                    (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to such Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                    (3) such Holder or Holders have offered to such Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                    (4) such Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                    (5) no direction inconsistent with such written request has been given to such Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series, it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  Restoration of Rights and Remedies.

         If the Trustee for the Securities of any series or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor (in the case of Guaranteed Securities), such Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee for the Securities of any series or to any Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee for the Securities of any series or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to such Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee for the Securities of such series, or exercising any trust or power conferred on such Trustee, with respect to the Securities of such series, provided that:

                    (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

                    (2) such Trustee may take any other action deemed proper by such Trustee which is not inconsistent with such direction.

SECTION 513.  Waiver of Past Defaults.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all of the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                    (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series, or

                    (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for the Securities of any series for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee for the Securities of any series, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515. Waiver of Stay or Extension Laws.

         Each of the Company and, in the case of Guaranteed Securities, the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and, in the case of Guaranteed Securities, the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee for the Securities of any series, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX
                                  THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities.

                    (a) Except during the continuance of an Event of Default with respect to the Securities of any series for which the Trustee is serving as such:

                              (1) such Trustee undertakes to perform such
                    duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against such Trustee; and

                              (2) in the absence of bad faith on its part,
                    such Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to such Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to such Trustee, such Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                    (b) In case an Event of Default with respect to a series of Securities has occurred and is continuing, the Trustee for the Securities of such series shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his or her own affairs.

                    (c) No provision of this Indenture shall be construed to relieve the Trustee for the Securities of any series from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                              (1) this Subsection shall not be construed to
                    limit the effect of Subsection (a) of this Section;

                              (2) such Trustee shall not be liable for any
                    error of judgment made in good faith by a Responsible Officer, unless it shall be proved that such Trustee was negligent in ascertaining the pertinent facts;

                              (3) such Trustee shall not be liable with
                    respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any particular series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to such Trustee, or exercising any trust or power conferred upon such Trustee, under this Indenture with respect to the Securities of that series; and

                              (4) no provision of this Indenture shall require
                    the Trustee for any series of Securities to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                    (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee for any series of Securities shall be subject to the provisions of this Section.

SECTION 602.  Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any particular series, the Trustee for the Securities of such series shall transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register for that series, notice of such default hereunder known to such Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of that series or in the payment of any sinking fund installment with respect to Securities of that series, such Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of such Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of that series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of that series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of that series.

SECTION 603. Certain Rights of Trustee.

          Subject to the provisions of Section 601:

                    (a) the Trustee for any series of Securities may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (b) any request or direction of the Company or, in the case of Guaranteed Securities, the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order of the Company or, in the case of Guaranteed Securities, the Guarantor, as the case may be, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution of the Company or, in the case of Guaranteed Securities, the Guarantor, as the case may be;

                    (c) whenever in the administration of this Indenture such Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                    (d) such Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                    (e) such Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture for which it is acting as Trustee, unless such Holders shall have offered to such Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                    (f) such Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but such Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if such Trustee shall determine to make such further inquiry or investigation, it shall be entitled upon reasonable request to examine the books, records and premises of the Company, personally or by agent or attorney; and

                    (g) such Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and such Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and, in the case of Guaranteed Securities, the Guarantor, and neither the Trustee for any series of Securities nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee for any series of Securities makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee for any series of Securities nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.  May Hold Securities.

         The Trustee for any series of Securities, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, the Guarantor or such Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not such Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.  Money Held in Trust.

         Money held by the Trustee for any series of Securities in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee for any series of Securities shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or, in the case of Guaranteed Securities, the Guarantor.

SECTION 607.  Compensation and Reimbursement.

         The Company agrees:

                    (1) to pay to the Trustee for any series of Securities
               from time to time such compensation for all services rendered by it hereunder as shall be agreed upon in writing from time to time by the Company and such Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (2) except as otherwise expressly provided herein, to
               reimburse the Trustee for any series of Securities upon its request for all reasonable expenses, disbursements and advances incurred or made by such Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                    (3) to indemnify such Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The Trustee for any series of Securities shall have a lien prior to the Securities as to all property and funds held by such Trustee hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of such particular Securities.

         When the Trustee for any series of Securities incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the termination of this Indenture.

SECTION 608.  Disqualification; Conflicting Interests.

         If the Trustee for any series of Securities has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, such Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. In determining whether such Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded Securities of any particular series of Securities other than that series.

SECTION 609.  Corporate Trustee Required; Different Trustees for Different
               Series; Eligibility.

         There shall at all times be a Trustee hereunder for each series of Securities which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time such Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         A different Trustee may be appointed by the Company for each series of Securities prior to the issuance of such Securities. If the initial Trustee for any series of Securities is to be other than Wells Fargo Bank Minnesota, N.A., the Company and such Trustee shall, prior to the issuance of such Securities, execute and deliver an indenture supplemental hereto, which shall provide for the appointment of such Trustee as Trustee for the Securities of such series and shall add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

SECTION 610.   Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee for the Securities of any series and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of
     Section 611.

          (b) The Trustee for the Securities of any series may resign at any time with respect to the Securities of such series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee for the Securities of such series within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee for the Securities of any series may be removed at any time with respect to the Securities of such series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to such Trustee and to the Company.

          (d) If at any time:

               (1) the Trustee for the Securities of any series shall fail to comply with Section 608 after written request thereof by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months; or

               (2) such Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder; or

               (3) such Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of such Trustee or of its property shall be appointed or any public officer shall take charge or control of such Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove such Trustee and appoint a successor Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee for the Securities of any series shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for the Securities of any series for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of such series and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of such series shall not have been appointed by the Company pursuant to this
     Section 610, then a successor Trustee may be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee. If no successor Trustee for the Securities of such series shall have been so appointed by the Company or the Holders and shall have accepted appointment in the manner required by Section 611, and if such Trustee to be replaced is still incapable of acting, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of that series and the address of its Corporate Trust Office.

SECTION 611.   Acceptance of Appointment by Successor.

          (a) Every such successor Trustee appointed hereunder with respect to the Securities of any series shall execute, acknowledge and deliver to the Company, the Guarantor (in the case of Guaranteed Securities) and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor (in the case of Guaranteed Securities) or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute, and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor (in the case of Guaranteed Securities), the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor (in the case of Guaranteed Securities) or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company and, in the case of Guaranteed Securities, the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers, and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee for the Securities of any series shall be qualified and eligible under this Article.

SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee for the Securities of any series may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee or the Authenticating Agent for such series then in office, any successor by merger, conversion or consolidation to such authenticating Trustee or Authenticating Agent, as the case may be, may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee or successor Authenticating Agent had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against the Company or the
             Guarantor.

         If and when the Trustee of any series of Securities shall be or become a creditor of the Company or, in the case of Guaranteed Securities, the Guarantor (or any other obligor upon the Securities), such Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the company (or any such other obligor).

SECTION 614. Authenticating Agents.

         From time to time the Trustee of any series of Securities, in its sole discretion, may appoint one or more Authenticating Agents with respect to the Securities of such series, which may include the Company, the Guarantor or any Affiliate of the Company or the Guarantor, with power to act on the Trustee's behalf and subject to its discretion in the authentication and delivery of Securities of such series or in connection with transfers and exchanges under Sections 304, 305, 306 and 1107 as fully to all intents and purposes as though such Authenticating Agent had been expressly authorized by those Sections of this Indenture to authenticate and deliver Securities of such series. For all purposes of this Indenture, the authentication and delivery of Securities of such series by an Authenticating Agent for such Securities pursuant to this Section shall be deemed to be authentication and delivery of such Securities "by the Trustee" for the Securities of such series. Any such Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000 and, if other than the Company, the Guarantor or any Affiliate of the Company or the Guarantor, subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent for any series of Securities shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which any Authenticating Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation or to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

         Any Authenticating Agent for any series of Securities may resign at any time by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of any Authenticating Agent for such series by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent for any series of Securities shall cease to be eligible under this Section, the Trustee for such series may appoint a successor Authenticating Agent, which shall be acceptable to the Company, shall give written notice of such appointment to the Company and shall give written notice of such appointment to all Holders of Securities of such series with respect to which such Authenticating Agent will serve, as the names and addresses of such Holders appear on the Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee for any series of Securities agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation for its services, and such Trustee shall be entitled to be reimbursed for such payments, subject to Section 607.

         If an appointment with respect to one or more series of Securities is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                        Wells Fargo Bank Minnesota, N.A., as Trustee


                        By ____________________________


                        As Authenticating Agent


                        By ____________________________
                           Authorized Officer


         The provisions of Sections 309, 604 and 605 shall be applicable to any Authenticating Agent.

                                ARTICLE SEVEN
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders.

         With respect to each particular series of Securities, the Company will furnish or cause to be furnished to the Trustee for the Securities of such series,

          (a) semi-annually, not later than 15 days after each Regular Record Date, or, in the case of any series of Securities on which semi-annual interest is not payable, not more than 15 days after such semi-annual dates as may be specified by such Trustee, a list, in such form as such Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date or semi-annual date, as the case may be, and

          (b) at such other times as such Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as such Trustee is Security Registrar for any series of Securities, no such list shall be required to be furnished with respect to any such series.

SECTION 702.  Preservation of Information; Communications to Holders.

          (a) The Trustee for each series of Securities shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to such Trustee as provided in Section 701 and the names and addresses of Holders received by such Trustee in its capacity as Security Registrar. Such Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

          (b) If three or more Holders of any particular series (herein referred to as "applicants") apply in writing to the Trustee for the Securities of such series, and furnish to such Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then such Trustee shall, within five business days after the receipt of such application, at its election, either

               (i) afford such applicants access to the information preserved at the time by such Trustee in accordance with Section 702(a); or

               (ii) inform such applicants as to the approximate number of Holders of Securities of such series whose names and addresses appear in the information preserved at the time by such Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                  If any such Trustee shall elect not to afford such applicants access to such information, such Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of such series whose name and address appear in the information preserved at the time by such Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to such Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender such Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of such Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, such Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender, otherwise such Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

               (c) Every Holder of Securities of each series, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee for the Securities of such series that none of the Company, the Guarantor and such Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with
          Section 702(b), regardless of the source from which such information was derived, and that such Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
          Section 702(b).

               (d) The U.S. Depositary may grant proxies and otherwise authorize its participants which own the Global Securities to give or take any Act which a Holder is entitled to take under the Indenture; provided, however, that the U.S. Depositary has delivered a list of such participants to the Trustee for the Securities of such series.

SECTION 703.  Reports by Trustee.

               (a) The Trustee for the Securities of each series shall transmit to Holders of Securities of each series for which such Trustee serves such reports concerning such Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee for the Securities of each series shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders of Securities of each series for which such Trustee serves a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

               (b) A copy of each such report shall, at the time of such transmission to Holders of Securities of each particular series be filed by each particular Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704. Reports by Company.

          The Company shall:

                    (1) file with the Trustee for the Securities of each
               series, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
               Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with such Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                    (2) file with the Trustee for the Securities of such series and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                    (3) transmit by mail to all Holders, as their names and
               addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee for the Securities of such series, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

          Delivery of such reports, information and documents to the Trustee for the Securities of each series is for informational purposes only and such Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which such Trustee is entitled to rely exclusively on Officer's Certificates).

                                ARTICLE EIGHT
               CONSOLIDATION, MERGER, CONVEYANCE, SALE OR LEASE

SECTION 801. Company and Guarantor May Consolidate, Etc., on Certain Terms.

               (a) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation, amalgamation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company) or successive consolidations, amalgamations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease of all or substantially all the property of the Company, to any other corporation (whether or not affiliated with the Company), authorized to acquire and operate the same; provided, however, that the Company hereby covenants and agrees, that upon any such consolidation, amalgamation, merger, sale, conveyance or lease, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company shall be expressly assumed, by supplemental indenture reasonably satisfactory in form to the Trustee for each series of Securities, executed and delivered to each such Trustee by the corporation (if other than the Company) formed by such consolidation or amalgamation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property, and provided further, that such corporation shall be a solvent corporation organized under the laws of the United States of America or a State thereof or the District of Columbia or Bermuda. The Company will not so consolidate, amalgamate or merge, or make any such sale, lease or other disposition, and the Company will not permit any other corporation to merge into the Company, unless immediately after the proposed consolidation, amalgamation, merger, sale, lease or other disposition, and after giving effect thereto, the Company or such successor corporation, as the case may be, will not be in default in the performance or observance of any of the terms, covenants, agreements or conditions contained in this Indenture.

               (b) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Guarantor with or into any other corporation or corporations (whether or not affiliated with the Guarantor) or successive consolidations or mergers in which the Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease of all or substantially all the property of the Guarantor, to any other corporation (whether or not affiliated with the Guarantor), authorized to acquire and operate the same; provided, however, that with respect to Guaranteed Securities, the Guarantor hereby covenants and agrees, that upon any such consolidation, merger, sale, conveyance or lease to or with a Person other than the Company, the performance of the obligations under the Guarantee, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Guarantor shall be expressly assumed, by supplemental indenture reasonably satisfactory in form to the Trustee for each series of Guaranteed Securities, executed and delivered to each such Trustee by the corporation (if other than the Guarantor) formed by such consolidation, or into which the Guarantor shall have been merged, or by the corporation which shall have acquired or leased such property, and provided further, that with respect to Guaranteed Securities, except in the case of any such consolidation, amalgamation, merger, sale, conveyance or lease to or with the Company, such corporation shall be a solvent corporation organized under the laws of the United States of America or a State thereof or the District of Columbia. With respect to the Guaranteed Securities, except in the case of a consolidation, amalgamation, merger, sale, conveyance or lease to or with the Company, the Guarantor will not so consolidate or merge, or make any such sale, lease or other disposition, and the Guarantor will not permit any other corporation to merge into the Guarantor, unless immediately after the proposed consolidation, merger, sale, lease or other disposition, and after giving effect thereto, the Guarantor or such successor corporation, as the case may be, will not be in default in the performance or observance of any of the terms, covenants, agreements or conditions contained in this Indenture or the Guarantee. Notwithstanding the preceding sentences, the Guarantor may consolidate or merge with or into or sell, convey or lease all or substantially all of its property or sell any or all of its capital stock to the Company without limitation.

SECTION 802.  [Intentionally Omitted].

SECTION 803.  Successor Corporation to be Substituted.

               (a) Upon any consolidation, amalgamation or merger of the Company with or into any other corporation or corporations or any sale, conveyance or lease of all or substantially all of the property of the Company to any other corporation or corporations in accordance with this Article Eight, the successor shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities with the same effect as if such successor had been named as the Company herein and therein, and thereafter, except in the case of a lease, the Company as the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated.

               (b) Subject to Section 801(b), upon any consolidation or merger of the Guarantor with or into any other corporation or corporations or any sale, conveyance or lease of all or substantially all of the property of the Guarantor to any other corporation or corporations in accordance with this Article Eight, the successor shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture, the Securities and the Guarantee with the same effect as if such successor had been named as the Guarantor herein and therein, and thereafter, except in the case of a lease, the Guarantor as predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Guarantee, and the Guarantor as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated.

SECTION 804.  Opinion of Counsel to be Given to Trustee.

         The Trustee for each series of Securities, subject to Section 601, shall be entitled to receive an Opinion of Counsel as conclusive evidence that any such consolidation,

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                                      62


amalgamation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article.

                                 ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution of its Board of Directors, the Guarantor (in the case of Guaranteed Securities), when authorized by or pursuant to a Board Resolution by the Guarantor's Board of Directors, and the Trustee for the Securities of any or all series, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to such Trustee, for any of the following purposes:

               (1) to evidence the succession of another corporation to the Company or (in the case of Guaranteed Securities) the Guarantor and the assumption by any such successor of the covenants of the Company herein and in the Securities or the assumption by any such successor of the covenants of the Guarantor (in the case of Guaranteed Securities) herein and in the Guarantee; or

               (2) to add to the covenants of the Company or the Guarantor
          (in the case of Guaranteed Securities) for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor, as applicable; or

               (3) to add any additional Events of Default; or

               (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

               (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provisions; or

               (6) to secure the Securities; or

               (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

               (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

               (9) to evidence and provide for the acceptance of appointment hereunder of a Trustee other than Wells Fargo Bank Minnesota, N.A. as Trustee for a series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609; or

               (10) to provide for any rights of the Holders of Securities of any series to require the repurchase of Securities of such series from the Company; or

               (11) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect;

               (12) to continue its qualification under the Trust Indenture Act or as may be necessary or desirable in accordance with amendments to the Trust Indenture Act; or

               (13) for any other reason specified pursuant to Section 301 with respect to the Securities of such series.

SECTION 902.  Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of any or all series affected by such supplemental indenture (voting as one class), by Act of said Holders delivered to the Company, the Guarantor (in the case of Guaranteed Securities) and the Trustee of each such series of Securities, the Company, when authorized by or pursuant to a Board Resolution of its Board of Directors, the Guarantor, when authorized by or pursuant to a Board Resolution by the Guarantor's Board of Directors, and each such Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

               (1) change the Stated Maturity of the principal of, or any installment of principal of or interest, if any, on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
          Date), or (in the case of Guaranteed Securities) release the Guarantor from any of its obligations under the Guarantee otherwise than in accordance with the terms of this Indenture;

               (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

               (3) modify any of the provisions of this Section, Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1008, or the deletion of this proviso, in accordance with the requirements of Sections 609, 611(b), 901(8) and 901(9); or

               (4) modify any of the subordination provisions applicable to any series of Securities in a manner adverse to the Holders of such series of Securities.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders of any series of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, and supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee for any series of Securities shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee for any series of Securities may, but shall not be obligated to, enter into any such supplemental indenture which affects such Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this

Indenture for all purposes, and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.  Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee for the Securities of such series, bear a notation in form approved by such Trustee as to any matter provided for in such supplemental indenture. If the Company or (in the case of Guaranteed Securities) the Guarantor shall so determine, new forms of the Securities of any series and (in the case of Guaranteed Securities) any Guarantees endorsed thereon modified as to conform, in the opinion of the Trustee for the Securities of such series, the Company and (in the case of Guaranteed Securities) the Guarantor, to any supplemental indenture may be prepared and executed by the Company and authenticated and delivered by such Trustee in exchange for Outstanding Securities of such series.

SECTION 907.  Effect on Senior Indebtedness.

         No supplemental indenture shall directly or indirectly modify or eliminate the provisions of Article Fourteen or the definition of "Senior Indebtedness" in any manner which might terminate or impair the subordination of the Securities to Senior Indebtedness without the prior written consent of the Holders of the Senior Indebtedness.

         In the case of Guaranteed Securities, no supplemental indenture shall directly or indirectly modify or eliminate the provisions of Article Fifteen or the definition of "Guarantor Senior Indebtedness" in any manner which might terminate or impair the subordination of the Guarantee to Guarantor Senior Indebtedness without the prior written consent of the Holders of the Guarantor Senior Indebtedness.

                                 ARTICLE TEN
                                  COVENANTS

SECTION 1001.  Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities are Guaranteed Securities, the Guarantor will maintain an office or agency in each Place of Payment for any series of Guaranteed Securities where notices and demands to or upon the Guarantor in respect of the Guaranteed Securities of that series and this Indenture may be served. The Company and (in the case of Guaranteed Securities) the Guarantor will give prompt written notice to the Trustee for Securities of that series of the location, and any change in the location, of such office or agency. If at any time the Company or (in the case of Guaranteed Securities) the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee for the Securities of that series with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of such Trustee, and the Company and (in the case of Guaranteed Securities) the Guarantor hereby appoints such Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee for the Securities of each series of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided and will promptly notify the Trustee for the Securities of such series of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee for the Securities of such series) the Company will promptly notify such Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee for the Securities of such series to execute and deliver to such Trustee an instrument in which such Paying Agent shall agree with such Trustee, subject to the provisions of this Section, that such Paying Agent will:

               (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the persons entitled thereto until such sums shall be paid to such persons or otherwise disposed of as herein provided;

               (2) give such Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of that series; and

               (3) at any time during the continuance of any such default, upon the written request of such Trustee, forthwith pay to such Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee for the Securities of any series all sums held in trust by the Company or such Paying Agent, such sums to be held by such Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to such Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent for the Securities of any series, or then held by the Company or (in the case of Guaranteed Securities) the Guarantor, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company or (in the case of Guaranteed Securities) the Guarantor on Company Request, or (if then held by the Company or (in the case of Guaranteed Securities) the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company or (in the case of Guaranteed Securities) the Guarantor, as the case may be, for payment thereof, and all liability of such Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or (in the case of Guaranteed Securities) the Guarantor, as the case may be, as trustee thereof, shall thereupon cease; provided, however, that such Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City, County and State of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or (in the case of Guaranteed Securities) the Guarantor, as the case may be.

SECTION 1004. [Intentionally Omitted].

SECTION 1005. [Intentionally Omitted].

SECTION 1006. Defeasance of Certain Obligations.

         The Company and the Guarantor (in the case of Guaranteed Securities) may omit to comply with, and shall have no liability in respect of, any term, provision or condition set forth in any specified covenant, provision or condition set forth in any supplemental indenture, Board Resolution or Officer's Certificate establishing any series of Securities with respect to the Securities of any series, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant, to any other provision herein or in any other document and such omission to comply shall not constitute a Default or Event of Default under Section 501(4) or otherwise, as the case may be, provided that the following conditions shall have been satisfied:

               (1) The Company or the Guarantor has deposited or caused to be irrevocably deposited (except as provided in Section 402(c) and the last paragraph of Section 1003) with the Trustee for the Securities of such series (specifying that each deposit is pursuant to this Section 1006) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (i) money in an amount, or (ii) (except as provided in a supplemental indenture with respect to such series) if Securities of such series are not subject to repurchase at the option of such Holders, (A) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause (x) or (y) of this subparagraph (1) money in an amount, or (B) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to such Trustee, to pay and discharge (x) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest, if any, on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest or to and including the Redemption Date irrevocably designated by the Company pursuant to subparagraph (4) of this Section and (y) any mandatory sinking fund payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of the Indenture and of the Securities of such series;

               (2) No Event of Default or event which with notice or lapse of time would become an Event of Default (including by reason of such deposit) with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

               (3) The Company or (in the case of Guaranteed Securities) the Guarantor shall have delivered to such Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and defeasance of certain obligations; and

               (4) If the Company or (in the case of Guaranteed Securities) the Guarantor has deposited or caused to be deposited money or U.S. Government Obligations to pay or discharge the principal of (and premium, if any) and interest, if any, on the Outstanding Securities of a series to and including a Redemption Date on which all of the Outstanding Securities of such series are to be redeemed, such Redemption Date shall be irrevocably designated by a Board Resolution of the Company or delivered to such Trustee on or prior to the date of deposit of such money or U.S. Government Obligations, and such Board Resolution shall be accompanied by an irrevocable Company Request that such Trustee give notice of such redemption in the name and at the expense of the Company and less than 30 nor more than 60 days prior to such Redemption Date in accordance with
          Section 1104.

SECTION 1007.  Statement by Officer as to Default.

         The Company will deliver to the Trustee for each series of Securities, on or before May 15 in each year ending after the date hereof, an Officer's Certificate stating that in the course of the performance by such signer of his or her duties as an officer of the Company he would normally have knowledge of any default by the Company in the performance and observance of any of the covenants contained in any specified covenant set forth in any supplemental indenture, Board Resolution or Officer's Certificate establishing any series of Securities, stating whether or not he has knowledge of any such default and, if so, specifying each such default of which such signer has knowledge and the nature thereof.

         The Company shall deliver to the Trustee, for each series of Securities as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officer's Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

SECTION 1008.  Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in any specified covenant set forth in any supplemental indenture, Board Resolution or Officer's Certificate establishing any series of Securities if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of all series affected by such omission (voting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor, as the case may be, and the duties of the Trustee for the Securities of each series in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 1009.  Calculation of Original Issue Discount.

         The Company shall file with the Trustee for the Securities of each series promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on the Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                ARTICLE ELEVEN
                           REDEMPTION OF SECURITIES

SECTION 1101.  Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102.  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities of any series shall be evidenced by an Officer's Certificate. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be reasonably satisfactory to the Trustee for the Securities of such series), notify such Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed, such notice to be accompanied by a written statement signed by an authorized officer of the Company stating that no defaults in the payment of interest or Events of Default with respect to the Securities of that series have occurred (which have not been waived or cured). In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee for the Securities of such series with an Officer's Certificate evidencing compliance with such restriction.

SECTION 1103.  Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed, the particular Securities of that series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee for the Securities of such series, from the Outstanding Securities of such series not previously called for redemption, by such method as such Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

         Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee for the Securities of such series at least 60 days prior to the Redemption Date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Company or (in the case of Guaranteed Securities) the
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                                      71


Guarantor or (b) an entity specifically identified in such written statement which is an Affiliate of the Company or (in the case of Guaranteed Securities) the Guarantor.

         The Trustee for the Securities of such series shall promptly notify the Company and (in the case of Guaranteed Securities) the Guarantor in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.  Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his or her address appearing in the Security Register.

         All notices of redemption shall state:

               (1) the Redemption Date;

               (2) the Redemption Price;

               (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

               (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

               (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

               (6) that the redemption is for a sinking fund, if such is the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee for such Securities in the name and at the expense of the Company.

SECTION 1105.  Deposit of Redemption Price.

         At least one Business Day prior to any Redemption Date, the Company or (in the case of Guaranteed Securities) the Guarantor shall deposit with the Trustee for the Securities to be redeemed or with a Paying Agent (or, if the Company or (in the case of Guaranteed Securities) the Guarantor is acting as its own Paying Agent, segregate and hold in trust as provided in
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                                      72


Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date (to the extent that such amounts are not already on deposit at such time in accordance with the provisions of Section 401, 403 or 1006).

SECTION 1106.  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of
Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.  Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee for such Security so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and such Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), and the Company shall execute, and such Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, and, in the case of Guaranteed Securities, having endorsed thereon the Guarantee executed by the Guarantor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE TWELVE
                                 SINKING FUNDS

SECTION 1201.  Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of

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                                      73


Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in
Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities.

         In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Company may at its option (a) deliver to the Trustee for such Securities, Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Company or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to such Trustee for cancellation pursuant to Section 309, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Company through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by such Trustee at the sinking fund redemption price specified in such Securities.

SECTION 1203.  Redemption of Securities for Sinking Fund.

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee for the Securities of such series an Officer's Certificate (which need not contain the statements required by Section 102) stating that no defaults in the payment of interest, if any, with respect to Securities of that series and no Events of Default with respect to Securities of that series have occurred (which in either case have not been waived or cured) and (a) specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, (b) whether or not the Company intends to exercise its right, if any, to make an optional sinking fund payment with respect to such series on the next ensuing sinking fund payment date and, if so, the amount of such optional sinking fund payment, and (c) the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and will also deliver to such Trustee any Securities to be so delivered. Such written statement shall be irrevocable and upon its receipt by such Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such 60th day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company
(i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect therefor and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section.

         Not less than 30 days before each such sinking fund payment date the Trustee for any series of Securities shall select the Securities of such series to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in

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                                      74



Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.

         The Trustee for any series of Securities shall not redeem or cause to be redeemed any Security of such series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a default in payment of interest with respect to Securities of that series or an Event of Default with respect to the Securities of that series except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, such Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default, shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 513 or the default or Event of Default cured on or before the 60th day preceding the sinking fund payment date, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                               ARTICLE THIRTEEN
                      GUARANTEE OF GUARANTEED SECURITIES

SECTION 1301.  Guarantee.

               (a) Subject to the provisions of this Article Thirteen and for good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor hereby fully and unconditionally guarantees to each Holder of a Guaranteed Security of each series authenticated and delivered by the Trustee for such Guaranteed Securities hereunder and to such Trustee on behalf of each such Holder, the due and punctual payment of principal of, premium, if any, and interest on the Guaranteed Securities when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of this Indenture. In case of the failure of the Company promptly to make any such payment of principal, premium, if any, or interest, the Guarantor hereby agrees to make any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company. The Guarantee shall be subordinated in right of payment to Guarantor Senior Indebtedness as set forth in Article Fifteen.

               (b) The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, joint and several, irrespective of, and shall be unaffected by any failure to enforce the provisions of such Guaranteed Security or this Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Guaranteed Security or the Trustee for the Securities of such series or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Guaranteed Security, or increase the interest rate thereon, or increase any premium payable upon redemption thereof, or alter the Stated Maturity thereof, or increase the principal amount of any Original Issue Discount Security that would be due and payable upon a declaration of acceleration or the maturity thereof pursuant to Article Five of this Indenture. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Guaranteed Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Guaranteed Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium, if any, and interest on such Guaranteed Security or as otherwise set forth in this Indenture.

               (c) The Guarantor shall be subrogated to all rights of the Holder of such Guaranteed Security and the Trustee for the Securities of such series against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest on all Securities of the same series issued under the Indenture shall have been paid in full.

SECTION 1302. Execution and Delivery of Guarantees.

         The Guarantees to be endorsed on the Guaranteed Securities of each series shall include the terms of the guarantees set forth in Section 1301 and any other terms that may be set forth in the form established pursuant to
Section 206 with respect to such series. The Guarantor hereby agrees to execute the Guarantees, in a form established pursuant to Section 206, to be endorsed on each Guaranteed Security authenticated and delivered by the Trustee for the Securities of such series.

         The Guarantees shall be executed in accordance with Section 303. The delivery of any Guaranteed Security by the Trustee for the Securities of such series, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that its Guarantee set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Guaranteed Security.

SECTION 1303. Notice to Trustee.

         The Guarantor shall give prompt written notice to the Trustee for the Securities of such series of any fact known to the Guarantor which prohibits the making of any payment to or by such Trustee in respect of the Guarantee pursuant to the provisions of this Article Thirteen other than any agreement in effect on the date hereof.

SECTION 1304. This Article Not to Prevent Events of Default.

         The failure to make a payment on account of principal of, premium, if any, or interest on the Guaranteed Securities by reason of any provision of this Article will not be construed as preventing the occurrence of an Event of Default.

SECTION 1305. Amendment, Etc.

         No amendment, modification or waiver of any provision of this Indenture relating to the Guarantor or consent to any departure by the Guarantor or any other person from any such provision will in any event be effective unless it is signed by the Guarantor and the Trustee for the Securities of such series.

SECTION 1306. Limitation on Liability.

         The obligations of the Guarantor hereunder will be limited to the maximum amount, as will not result in the obligations of the Guarantor under the Guarantee constituting a fraudulent conveyance or fraudulent transfer, after giving effect to all other relevant liabilities of the Guarantor.

                               ARTICLE FOURTEEN
                          SUBORDINATION OF SECURITIES

         Unless otherwise set forth in the supplemental indenture, Board Resolution or Officer's Certificate pursuant to Section 301 establishing the terms of a series of Securities, such series of Securities shall be subject to the following provisions:

SECTION 1401. Agreement to Subordinate.

         The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any) and interest, if any, on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full in cash or cash equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, of all amounts payable under all existing and future Senior Indebtedness.

         This Article Fourteen shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Indebtedness; and such provisions are made for the benefit of the holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

SECTION 1402. Payment Over of Proceeds upon Dissolution, etc.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company or to its assets, or (b) any liquidation, dissolution or other winding-up of the Company whether voluntary or involuntary and whether or not involving insolvency or


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                                      77


bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Company then and in any such event (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness and the holders thereof with respect to the Securities and the Holders thereof by a lawful plan of reorganization under applicable bankruptcy law):

               (1) the holders of Senior Indebtedness shall be entitled to receive payment in full, in cash or cash equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, of all Senior Indebtedness (including principal, premium, if any and interest, if any, and including, in the case of Designated Senior Indebtedness, any interest accruing subsequent to the filing of a petition for bankruptcy at the rate provided for in the documentation governing such Designated Senior Indebtedness, to the extent that such interest is an allowed claim under applicable law), or provision shall be made for such payment, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding securities of the Company or any other person that are equity securities or are expressly subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding, to substantially the same extent as, or to a greater extent than, the Securities as provided in this Article; such securities are hereinafter collectively referred to as "Permitted Junior Securities") on account of principal of, premium, if any, or interest on the Securities;

               (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (excluding Permitted Junior Securities), by set-off or otherwise, to which the Holders of the Securities or the Trustee for the Securities of such series would be entitled but for the provisions of this Article Fourteen shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full, in cash or cash equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness; and

               (3) in the event that, notwithstanding the foregoing provisions of this Section 1402, the Trustee for any series of Securities or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, in respect of principal of, premium, if any, or interest, if any, on the Securities before all Senior Indebtedness is paid in full, in cash or cash equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, or payment thereof provided for, then and in such event such payment or distribution (excluding Permitted

          Junior Securities) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, ratably as aforesaid, to the extent necessary to pay all Senior Indebtedness in full, in cash or cash equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         The consolidation or amalgamation of the Company with, or the merger of the Company with or into, another person or the liquidation or dissolution of the Company following the conveyance, transfer, lease or other disposition of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Article Fourteen if the Person formed by such consolidation or amalgamation or the surviving entity of such merger or the Person which acquires by conveyance, transfer, lease or other disposition such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, amalgamation, merger, conveyance, transfer, lease or other disposition, comply with the conditions set forth in such Article Eight.

SECTION 1403. No Payment on Securities in Event of Default on Senior
              Indebtedness.

         No payment by the Company on account of principal of, or premium, if any, sinking funds or interest, if any, on the Securities shall be made unless full payment of amounts then due for the principal of, and premium, if any, sinking funds and interest, if any, on Senior Indebtedness has been made or duly provided for in money or money's worth.

SECTION 1404. Trustee's Relation to Senior Indebtedness.

         With respect to the holders of Senior Indebtedness, the Trustee for each series of Securities undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fourteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against such Trustee. The Trustee for each series of Securities shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and such Trustee shall not be liable to any holder of Senior Indebtedness if it shall mistakenly pay over or deliver to Holders of Securities, the Company, the Guarantor (in the case of Guaranteed Securities) or any other Person, moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Fourteen or otherwise.

SECTION 1405. Subrogation to Rights of Holders of Senior Indebtedness.

         Upon the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest, if any, on the Securities shall be paid in full in cash or



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                                      79


cash equivalents. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee for such series of Securities would be entitled except for the provisions of this Article Fourteen, and no payments over pursuant to the provisions of this Article Fourteen to the holders of Senior Indebtedness by Holders of the Securities or such Trustee shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1406.  Provisions Solely To Define Relative Rights.

         The provisions of this Article Fourteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligations of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest, if any, on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee for the Securities of such series or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon a Default or an Event of Default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1402, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to such Trustee or such Holder, or (2) under the conditions specified in Section 1403, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 1403.

         The failure to make a payment on account of principal of, or premium, if any, or interest, if any, on, or sinking funds, if any, in respect of any Securities of any series by reason of any provision of this Article Fourteen shall not be construed as preventing the occurrence of a Default or an Event of Default with respect of the Securities of such series.

SECTION 1407.  Trustee To Effectuate Subordination.

         Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee for the Securities of such series on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fourteen and appoints such Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If such Trustee does not file such a claim prior to 30 days before the expiration of the time to file such a claim, the


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                                      80


holders of Senior Indebtedness, or any Senior Representative, may file such a claim on behalf of Holders of the Securities.

SECTION 1408.  No Waiver of Subordination Provisions.

               (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company or with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

               (b) Without limiting the generality of Section 1408(a), the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee for the Securities of any series or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Fourteen or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities of any series to take any action to accelerate the maturity of such Securities pursuant to Article Five hereof or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Indenture.

SECTION 1409.  Notices to Trustee.

               (a) The Company shall give prompt written notice to the Trustee for the Securities of each series of any fact known to the Company which would prohibit the making of any payment to or by such Trustee in respect of the Securities pursuant to this Article Fourteen. Failure to give such notice shall not affect the subordination of the Securities to Senior Indebtedness. Notwithstanding the provisions of this Article Fourteen or any other provisions of this Indenture, neither the Trustee for the Securities of any series nor any Paying Agent (other than the Company) shall be charged with knowledge of the existence of any Senior Indebtedness or of any event which would prohibit the making of any payment of moneys to or by such Trustee or such Paying Agent, unless and until such Trustee or such Paying Agent shall have received (in the case of such Trustee, at its Corporate Trust Office) written notice thereof from the Company or from the holder of any Senior Indebtedness or from such trustee for any such holder, together with proof satisfactory to such Trustee or such Paying Agent, as the case may be, of such holding of Senior Indebtedness or of the authority of such trustee; provided, however, that if at least two Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of either the principal of, or premium, if any, or interest, if any, on any Security) such Trustee shall not have received with respect to such moneys the notice provided for in this Section 1409, then, anything herein contained to the contrary notwithstanding, such Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it within two Business Days prior to such date.

               (b) Subject to the provisions of Section 603, the Trustee for the Securities of each series shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such a notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. In the event that such Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness (or a trustee on behalf of such holder) to participate in any payment or distribution pursuant to this Article Fourteen, such Trustee may request such Person to furnish evidence to the reasonable satisfaction of such Trustee as to the amount of Senior Indebtedness held by such Person (or the amount of Senior Indebtedness as to which such Person is trustee), the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fourteen and, if such evidence is not furnished, such Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1410.  Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee for the Securities of each series, subject to the provisions of Section 603, and the Holders shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to such Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1411. Rights of Trustee as a Holder of Senior Indebtedness; Preservation of Trustee's Rights.

         The Trustee for the Securities of each series in its individual capacity shall be entitled to all the rights set forth in this Article Fourteen with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive such Trustee of any of its rights as such holder. Nothing in this Article Fourteen shall apply to claims of, or payments to, such Trustee under or pursuant to Section 607.

SECTION 1412.  Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee for the Securities of such series shall have been appointed by the Company or, in the case of Guaranteed Securities, the Guarantor, and be then acting hereunder, the term "Trustee" as used in this Article Fourteen shall in such case (unless otherwise expressly stated or the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Fourteen in addition to or in place of such Trustee; provided, however, that
Section 1412 shall not apply to the Company, the Guarantor (in case of Guaranteed Securities) or any Affiliate of the Company if it acts as Paying Agent.

SECTION 1413.  No Suspension of Remedies.

         Nothing contained in this Article Fourteen shall limit the right of the Trustee for the Securities of any series or the Holders of Securities of any series to take any action to accelerate the maturity of such Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article Fourteen of the holders, from time to time, of Senior Indebtedness.

         Nothing contained in this Indenture or in any of the Securities shall
(a) affect the obligation of the Company to make, or prevent the Company, from making, at any time except as provided in Sections 1402 and 1403, payments of principal of, or premium, if any, or interest, if any, on or sinking fund payments, if any, with respect to the Securities or (b) prevent the application by the Trustee for the Securities of any series of any moneys deposited with it hereunder to the payment of or on account of the principal of, or premium, if any, or interest, if any, on, the Securities, unless such Trustee shall have received at its Corporate Trust Office written notice of any event prohibiting the making of such payment more than two Business Days prior to the date fixed for such payment.

SECTION 1414.  Other Subordination Provisions.

         Securities of any series may include such other subordination provisions, including payment blockage provisions upon defaults other than payment defaults, and definitions of "Senior Indebtedness" and "Designated Senior Indebtedness" as may be provided in the supplemental indenture or provided in or pursuant to the Board Resolution or Officer's Certificate under which such series of Securities is issued or in the form of Security for such series.

                               ARTICLE FIFTEEN
                          SUBORDINATION OF GUARANTEES

         Unless otherwise set forth in the supplemental indenture, Board Resolution or Officer's Certificate pursuant to Section 301 establishing the terms of a series of Guaranteed Securities, the Guarantee of such series of Guaranteed Securities shall be subject to the following provisions:

SECTION 1501. Agreement to Subordinate.

         The Guarantor, for itself, its successors and assigns, covenants and agrees, and each Holder of Guaranteed Securities by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any) and interest, if any, on each and all of the Guaranteed Securities pursuant to the Guarantee is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full in cash or cash equivalents or, as acceptable to the holders of Guarantor Senior Indebtedness, in any other manner, of all amounts payable under all existing and future Guarantor Senior Indebtedness.

         This Article Fifteen shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Guarantor Senior Indebtedness; and such provisions are made for the benefit of the holders of Guarantor Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

SECTION 1502. Payment Over of Proceeds upon Dissolution, etc.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Guarantor or to its assets, or (b) any liquidation, dissolution or other winding-up of the Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Guarantor then and in any such event (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Guarantor Senior Indebtedness and the holders thereof with respect to the Guaranteed Securities and the Holders thereof by a lawful plan of reorganization under applicable bankruptcy law):

               (1) the holders of Guarantor Senior Indebtedness shall be entitled to receive payment in full, in cash or cash equivalents or, as acceptable to the holders of Guarantor Senior Indebtedness, in any other manner, of all Guarantor Senior Indebtedness (including principal, premium, if any and interest, if any, and including, in the case of Designated Guarantor Senior Indebtedness, any interest accruing subsequent to the filing of a petition for bankruptcy at the rate provided for in the documentation governing such Designated Guarantor Senior Indebtedness, to the extent that such interest is an allowed claim under applicable law), or provision shall be made for such payment, before the Holders of the Guaranteed Securities are entitled to receive any payment or distribution of any kind or character (excluding securities of the Guarantor or any other person that are equity securities or are expressly subordinated in right of payment to all Guarantor Senior Indebtedness that may at the time be outstanding, to substantially the same extent as, or to a greater extent than, the Securities as provided in this Article; such securities are hereinafter collectively referred to as "Permitted Guarantor Junior Securities") on account of principal of, premium, if any, or interest on the Securities;

               (2) any payment or distribution of assets of the Guarantor, of any kind or character, whether in cash, property or securities (excluding Permitted Guarantor Junior Securities), by set-off or otherwise, to which the Holders of the Guaranteed Securities or the Trustee for the Guaranteed Securities of such series would be entitled but for the provisions of this Article Fifteen shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Guarantor Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Guarantor Senior Indebtedness held or represented by each, to the extent necessary to make payment in full, in cash or cash equivalents or, as acceptable to the holders of Guarantor Senior Indebtedness, in any other manner, of all Guarantor Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to or for the holders of such Guarantor Senior Indebtedness; and

               (3) in the event that, notwithstanding the foregoing provisions of this Section 1502, the Trustee for any series of Guaranteed Securities or the Holder of any Guaranteed Security shall have received any payment or distribution of assets of the Guarantor, of any kind or character, whether in cash, property or securities, in respect of the Guarantee before all Guarantor Senior Indebtedness is paid in full, in cash or cash equivalents or, as acceptable to the holders of Guarantor Senior Indebtedness, in any other manner, or payment thereof provided for, then and in such event such payment or distribution (excluding Permitted Guarantor Junior Securities) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Guarantor for application to the payment of all Guarantor Senior Indebtedness remaining unpaid, ratably as aforesaid, to the extent necessary to pay all Guarantor Senior Indebtedness in full, in cash or cash equivalents or, as acceptable to the holders of Guarantor Senior Indebtedness, in any other manner, after giving effect to any concurrent payment or distribution to or for the holders of Guarantor Senior Indebtedness.

         The consolidation of the Guarantor with, or the merger of the Guarantor with or into, another person or the liquidation or dissolution of the Guarantor following the conveyance, transfer, lease or other disposition of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Guarantor for the purposes of this Article Fifteen if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by conveyance, transfer, lease or other disposition such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer, lease or other disposition, comply with the conditions set forth in such Article Eight.

SECTION 1503. No Payment on Securities in Event of Default on Guarantor Senior Indebtedness.

         No payment by the Guarantor on account of principal of, or premium, if any, sinking funds or interest, if any, on the Guaranteed Securities pursuant to the Guarantee shall be made unless full payment of amounts then due for the principal of, and premium, if any, sinking funds and interest, if any, on Guarantor Senior Indebtedness has been made or duly provided for in money or money's worth.

SECTION 1504. Trustee's Relation to Guarantor Senior Indebtedness.

         With respect to the holders of Guarantor Senior Indebtedness, the Trustee for each series of Guaranteed Securities undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fifteen, and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness shall be read into this Indenture against such Trustee. The Trustee for each series of Guaranteed Securities shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and such Trustee shall not be liable to any holder of Guarantor Senior Indebtedness if it shall mistakenly pay over or deliver to Holders of Securities, the Company, the Guarantor or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Fifteen or otherwise.

SECTION 1505. Subrogation to Rights of Holders of Guarantor Senior
              Indebtedness.

         Upon the payment in full of all Guarantor Senior Indebtedness, the Holders of the Guaranteed Securities shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Guarantor Senior Indebtedness until the principal of, premium, if any, and interest, if any, on the Guaranteed Securities shall be paid in full in cash or cash equivalents. For purposes of such subrogation, no payments or distributions to the holders of Guarantor Senior Indebtedness of any cash, property or securities to which the Holders of the Guaranteed Securities or the Trustee for such series of Guaranteed Securities would be entitled except for the provisions of this Article Fifteen, and no payments over pursuant to the provisions of this Article Fifteen to the holders of Guarantor Senior Indebtedness by Holders of the Guaranteed Securities or such Trustee shall, as among the Guarantor, the creditors of the Guarantor other than holders of Guarantor Senior Indebtedness, and the Holders of the Guaranteed Securities, be deemed to be a payment or distribution by the Guarantor to or on account of the Guarantor Senior Indebtedness.

SECTION 1506. Provisions Solely To Define Relative Rights.

         The provisions of this Article Fifteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Guaranteed Securities on the one hand and the holders of Guarantor Senior Indebtedness on the other hand. Nothing contained in this Article Fifteen or elsewhere in this Indenture or in the Guaranteed Securities or Guarantee is intended to or shall (a) impair, as among the Guarantor, its creditors other than holders of Guarantor Senior Indebtedness and the Holders of the Guarantor Securities, the obligation of the Guarantor, which is absolute and unconditional, to guarantee the payment to the Holders of the Guaranteed

Securities of the principal of, premium, if any, and interest, if any, on the Guaranteed Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights of the Holders of the Guaranteed Securities and creditors of the Guarantor other than the holders of Guarantor Senior Indebtedness; or (c) prevent the Trustee for the Guaranteed Securities of such series or the Holder of any Guaranteed Security from exercising all remedies otherwise permitted by applicable law upon a Default or an Event of Default under this Indenture, subject to the rights, if any, under this Article Fifteen of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Guarantor, referred to in Section 1502, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to such Trustee or such Holder, or (2) under the conditions specified in Section 1503, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 1503.

         The failure to make a payment on account of principal of, or premium, if any, or interest, if any, on, or sinking funds, if any, in respect of any Guaranteed Securities pursuant to the Guarantee of any series by reason of any provision of this Article Fifteen shall not be construed as preventing the occurrence of a Default or an Event of Default with respect of the Guaranteed Securities of such series.

SECTION 1507.  Trustee To Effectuate Subordination.

         Each Holder of a Guaranteed Security by such Holder's acceptance thereof authorizes and directs the Trustee for the Guaranteed Securities of such series on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fifteen and appoints such Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Guarantor, whether in bankruptcy, insolvency, receivership proceedings or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If such Trustee does not file such a claim prior to 30 days before the expiration of the time to file such a claim, the holders of Guarantor Senior Indebtedness, or any Guarantor Senior Representative, may file such a claim on behalf of Holders of the Guaranteed Securities.

SECTION 1508.  No Waiver of Subordination Provisions.

               (a) No right of any present or future holder of any Guarantor Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

               (b) Without limiting the generality of Section 1508(a), the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee for the Guaranteed Securities of any series or the Holders of the Guaranteed Securities, without incurring responsibility to the Holders of the Guaranteed

          Securities and without impairing or releasing the subordination provided in this Article Fifteen or the obligations hereunder of the Holders of the Guaranteed Securities to the holders of Guarantor Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Guarantor Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Guarantor and any other Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Guaranteed Securities of any series to take any action to accelerate the maturity of such Guaranteed Securities pursuant to Article Five hereof or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Indenture.

SECTION 1509.  Notices to Trustee.

               (a) The Guarantor shall give prompt written notice to the Trustee for the Securities of each series of any fact known to the Guarantor which would prohibit the making of any payment to or by such Trustee in respect of the Guaranteed Securities by the Guarantor under the Guarantee pursuant to this Article Fifteen. Failure to give such notice shall not affect the subordination of the Guarantee to Guarantor Senior Indebtedness. Notwithstanding the provisions of this Article Fifteen or any other provisions of this Indenture, neither the Trustee for the Guaranteed Securities of any series nor any Paying Agent (other than the Guarantor) shall be charged with knowledge of the existence of any Guarantor Senior Indebtedness or of any event which would prohibit the making of any payment of moneys to or by such Trustee or such Paying Agent, unless and until such Trustee or such Paying Agent shall have received (in the case of such Trustee, at its Corporate Trust Office) written notice thereof from the Guarantor or from the holder of any Guarantor Senior Indebtedness or from the trustee for any such holder, together with proof satisfactory to such Trustee or such Paying Agent, as the case may be, of such holding of Guarantor Senior Indebtedness or of the authority of such trustee; provided, however, that if at least two Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of either the principal of, or premium, if any, or interest, if any, on any Guaranteed Security) such Trustee shall not have received with respect to such moneys the notice provided for in this Section 1509, then, anything herein contained to the contrary notwithstanding, such Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it within two Business Days prior to such date.

               (b) Subject to the provisions of Section 603, the Trustee for the Guaranteed Securities of each series shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Guarantor Senior Indebtedness (or a trustee on behalf of such holder) to establish that such a notice has been given by a holder of Guarantor Senior Indebtedness or a trustee on behalf of any such holder. In the event that such Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness (or a trustee on behalf of such holder) to participate in any payment or distribution pursuant to this Article Fifteen, such Trustee may request such Person to furnish evidence to the reasonable satisfaction of such Trustee as to the amount of Guarantor Senior Indebtedness held by such Person (or the amount of Guarantor Senior Indebtedness as to which such Person is trustee), the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fifteen and, if such evidence is not furnished, such Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1510.  Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Guarantor referred to in this Article Fifteen, the Trustee for the Guaranteed Securities of each series, subject to the provisions of Section 603, and the Holders shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to such Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness and other Indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1511. Rights of Trustee as a Holder of Guarantor Senior Indebtedness; Preservation of Trustee's Rights.

         The Trustee for the Guaranteed Securities of each series in its individual capacity shall be entitled to all the rights set forth in this Article Fifteen with respect to any Guarantor Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive such Trustee of any of its rights as such holder. Nothing in this Article Fifteen shall apply to claims of, or payments to, such Trustee under or pursuant to Section 607.

SECTION 1512.  No Suspension of Remedies.

         Nothing contained in this Article Fifteen shall limit the right of the Trustee for the Guaranteed Securities of any series or the Holders of Guaranteed Securities of any series to take any action to accelerate the maturity of such Guaranteed Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article Fifteen of the holders, from time to time, of Guarantor Senior Indebtedness.

         Nothing contained in this Indenture or in any of the Guaranteed Securities shall (a) affect the obligation of the Guarantor to pay, or prevent the Guarantor from paying, at any time except as provided in Sections 1502 and 1503, payments of principal of, or premium, if any, or interest, if any, on or sinking fund payments, if any, with respect to the Guaranteed Securities pursuant to the Guarantee or (b) prevent the application by the Trustee for the Guaranteed Securities of any series of any moneys deposited with it hereunder in respect of the Guarantee to the payment of or on account of the principal of, or premium, if any, or interest, if any, on, the Guaranteed Securities, unless such Trustee shall have received at its Corporate Trust Office written notice of any event prohibiting the making of such payment more than two Business Days prior to the date fixed for such payment.

SECTION 1513.  Other Subordination Provisions.

         Guaranteed Securities of any series may include such other subordination provisions with respect to the Guarantee, including payment blockage provisions upon defaults other than payment defaults, and definitions of "Guarantor Senior Indebtedness" and "Designated Guarantor Senior Indebtedness" as may be provided in the supplemental indenture or provided in or pursuant to the Board Resolution or Officer's Certificate under which such series of Guaranteed Securities is issued or in the form of Guaranteed Security and the Guarantee endorsed thereon for such series.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


[Seal]                         INGERSOLL-RAND COMPANY LIMITED, as the Company

                               By:_______________________________
                                     Title:
Attest:


Title:


[Seal]                         INGERSOLL-RAND COMPANY, as the Guarantor

                               By:_______________________________
                                     Title:
Attest:

                               By:_______________________________
                                     Title:
Attest:


[Seal]                         WELLS FARGO BANK MINNESOTA, N.A., as Trustee

                               By:_______________________________
                                     Title:
Attest:

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

         On the ___ day of _________, 2002 before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he is ____________________ of Ingersoll-Rand Company Limited, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his or her name thereto by like authority.

                                           -------------------------------


STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

         On the ___ day of _________, 2002 before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he is __________________ of Ingersoll-Rand Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his or her name thereto by like authority.


                                            -------------------------------


STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

         On the ___ day of __________, 2002 before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he is _________________ of Wells Fargo Bank Minnesota, N.A., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his or her name thereto by like authority.


                                           ---------------------------------